                                                               EXHIBIT 10.22



                                CAMPUS LEASE
                                ------------
                            [Creve Coeur Campus]

                  THIS CAMPUS LEASE ("Lease") is made and entered into effective as of September 1, 2000, by and between MONSANTO COMPANY, a Delaware corporation ("Landlord") and PHARMACIA CORPORATION, a Delaware corporation ("Tenant").

                                 WITNESSETH:

                                  ARTICLE 1
                                  ---------
                                  Premises
                                  --------

                  1.1 Lease of Premises. Landlord hereby leases to Tenant,
                      -----------------
and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the various office, laboratory and other space(s) in the building(s) outlined on Exhibit A-1, attached hereto and made a part hereof (the
            -----------
"Premises"). The parties agree that based on historical measuring standards used by Monsanto Company the Premises currently contains approximately 156,300 total square feet (more or less) of usable building floor area located on the real property (including land and building(s)) shown on the site plan attached hereto as Exhibit A-2, and made a part hereof (the
                             -----------
"Property"). The parties agree that based on historical measuring standards used by Monsanto Company the Property currently contains approximately 919,441 total square feet (more or less) of usable building floor area consisting of Landlord's corporate campus which is located generally in Creve Coeur, Missouri. Based upon the foregoing measurements, currently "Tenant's Percentage Share", which is the ratio of floor area in the Premises to total floor area in the Property is, as of the Commencement Date, agreed to be Seventeen percent (17%). With respect to the foregoing measurements based on such historical measuring standards, those measurements are approximate and are subject to revision by the parties to the extent more exact measurements become available. Either Landlord or Tenant may, from time to time on or after April 1, 2002, at its sole cost (unless otherwise provided below), cause the rentable and usable square feet of floor area of the Premises or Property to be measured by a qualified architect or engineer approved by Landlord and Tenant (such approval not to be unreasonably withheld or delayed) in accordance with ANSI and BOMA standards, and such measurement shall be used to calculate rent and to calculate Tenant's Percentage Share, based on rentable square feet. Further, the parties agree to cause the rentable and usable square feet of building floor area in the Premises and on the Property to be measured in accordance with BOMA/ANSI standards no later than March 31, 2002 and such calculation for rentable square feet shall be used for purposes of determining Tenant's Percentage Share from and after April 1, 2002; and until the later of (i) April 1, 2002, or (ii) the date such measurement is completed Monsanto's historical method of measuring space shall be used. Landlord and Tenant recognize and agree that during the term, the parties may add to, subtract from or relocate portions of the Premises in accordance with the express terms hereof and in connection therewith, the parties shall reasonably and equitably adjust the Tenant's Percentage Share by measuring the reconfigured Premises and/or Property (i) in accordance with ANSI and BOMA standards if such adjustment is made after March 31, 2002, and (ii) based on historical measuring standards used by Monsanto Company if such adjustment is made before March 31, 2002. Such measurement shall be performed by a qualified architect or engineer approved by Landlord and Tenant (such approval not to be unreasonably withheld or delayed) and the cost thereof shall be paid by the party who exercised a right hereunder that caused the change in configuration which necessitated the re-measurement. The parties acknowledge that any remeasuring of Premises or Property may change the rent, Tenant's Percentage Share, parking allocations or other matters and may require modification to Exhibits to this Lease; and the parties agree to execute an
                --------
amendment hereto reflecting any such change or modifications upon the request of either party. Without limiting the foregoing, if Tenant exercises its right, pursuant to section 7.5 hereof, to make the Expansion Area part
                       -----------
of the Premises, Tenants Percentage Share shall be increased proportionately on the basis of the floor area of the building to be constructed on the Expansion Area. During the term of this Lease, Tenant shall have the nonexclusive right, in common with Landlord and other tenants of the



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Property, to use, only for their intended purposes, the common areas (such as driveways, sidewalks, parking areas, loading areas and access roads) in the Property. Tenant's parking rights are subject to section 15.10 hereof.
                                                     -------------
Landlord and Tenant have designated some, but not all, of the common areas as such on Exhibits A-1 and A-2. Landlord shall have the right from time to
           --------------------
time to change the size, location, configuration or use of any such common areas, construct additional improvements, buildings or facilities in any such common areas, or close any such common areas provided that such modifications do not change the fundamental character of the collective common areas and do not have a material adverse impact on Tenant's use and enjoyment of the Premises for the purposes expressly permitted herein. Landlord and Tenant recognize that Tenant is intended by both parties to be a primary occupant, along with Landlord, of the Property.

                  1.2 Migration. Landlord and Tenant intend to reconfigure
                      ---------
the Premises through a migration ("Migration") by Tenant from the Premises as currently configured toward a plan ("Migration Plan") to be attached hereto as Exhibit B and made a part hereof. In the event that Exhibit B has
          ---------                                           ---------
not been completed by the time this Lease is executed, Landlord and Tenant agree to use reasonable and good faith efforts to complete a draft of the Migration Plan on or before July 31, 2001 and shall complete the final Migration Plan on or before September 30, 2001 and Exhibit B shall then be incorporated herein as if it had been attached upon execution hereof. Both Landlord and Tenant shall reasonably cooperate with respect to the completion and attachment of Exhibit B. The Migration Plan shall include (i)
                             ---------
temporal benchmarks for completion of portions of the Migration Plan and final completion of the Migration Plan and (ii) budgets and allocations of the cost of Migration. Tenant shall relocate its operations by moving into the areas shown on the Migration Plan and by surrendering and vacating those areas of the current Premises which are not included in the future migrated premises ("Migrated Premises") as shown on the Migration Plan. The Migration may contemplate a reduction in Premises rather than merely a relocation of Premises in certain instances. Upon vacating any portion of the original Premises pursuant to the Migration Plan, that vacated portion of the original Premises shall no longer be deemed part of the Premises for all purposes hereof, and upon moving into a portion of the Migrated Premises, that portion of the Migrated Premises shall be deemed part of the Premises for all purposes hereof. Following any change in the Premises pursuant to the Migration Plan, the parties shall execute a lease amendment for the purpose of altering the definition of Premises, adjusting the Base Rent, adjusting Tenant's Percentage Share and providing for such other adjustments as reasonably necessary. The parties shall work in good faith to accomplish the Migration in a way that does not unnecessarily interfere with either party's operations on the Property and to accordingly amend this Lease.

                  1.3 Relocation. In addition to the adjustments to the Premises
                      ----------
required by the Migration Plan, Landlord may at any time during the term
(and any number of times during the term), by written notice to Tenant, elect, subject to Tenant's approval (which approval shall not be unreasonably withheld or delayed), to relocate any portions of the Premises to new premises on the Property. The foregoing relocation right shall not apply to certain portions of the Premises described as follows: Buildings T and Z and Expansion Area. Tenant may not refuse to consent in writing to any such relocation proposed by Landlord if the proposed relocated premises (i) shall be reasonably comparable in size; (ii) shall be comparable in physical characteristics relating to use (i.e., laboratory space or office space);
(iii) shall be comparable in amenities; (iv) shall reasonably accommodate the specific requirements of Tenant related to its then current use and activity of that particular portion of the Premises proposed for relocation, and (v) shall not separate concentrations of space within the Premises that are currently adjacent and in which occupants work interactively into separate locations that are not reasonably proximate in location to each other. Tenant agrees that at the time Landlord makes an election to relocate the Premises and seeks Tenant's approval, Landlord may contemplate performing certain finish work or alterations to the proposed relocation space and in determining whether the proposed relocation space satisfies the foregoing criteria, Tenant shall review plans for such finish work and alterations and may not refuse approval if the proposed relocation space, as it is to be altered or finished, would satisfy the criteria; provided that such alterations shall be made to the proposed relocation space before Tenant is required to move. Landlord shall pay the costs of any alterations or finish to the relocation space and all other reasonable, third party costs incurred by Tenant in moving to the relocation space. Landlord and Tenant shall cooperate to cause the relocation to be accomplished in a way which minimizes cost and disruption to the parties' operations on the Property. Tenant shall complete the relocation and vacate and surrender the relocated portion of the Premises in accordance herewith within a reasonable period of time (as determined hereinbelow) after notice from Landlord that the relocation space is ready for Tenant's use and occupancy. Within thirty
(30) days after Landlord delivers written notice to Tenant of a required relocation, Tenant shall notify Landlord in writing of the amount of time
Tenant believes is reasonable to accomplish the relocation after the relocated space is ready for

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Tenant's use and occupancy. Such time period shall be deemed to be the reasonable period of time referred to hereinabove to accomplish the relocation unless Landlord disputes the time period selected by Tenant. After the relocation has been accomplished, the Premises shall no longer include the relocated space but shall include the new relocation space. Either Landlord and/or Tenant may elect under section 1.1, to measure the
                                              -----------
reconfigured Premises, at Landlord's expense, at such time to recalculate Base Rent and Tenant's Percentage Share. Landlord and Tenant shall execute a written amendment to this Lease adjusting the Exhibits hereto which describe the Premises, the calculation of rent, Tenant's Percentage Share and providing for such other adjustment as reasonably necessary.

                                  ARTICLE 2
                                  ---------
                                    Term
                                    ----

                  2.1  Term of Lease.
                       -------------

                  (a) The term of this Lease shall be for fifteen (15) years, subject to extension or termination as specified herein, which shall commence as of September 1, 2000 (the "Commencement Date") and, unless sooner terminated or extended as hereinafter provided, shall end on the date immediately preceding the fifteenth (15th) anniversary of the Commencement Date (the "Expiration Date").

                  (b) Tenant acknowledges that Tenant has previously owned and occupied the Premises and the Property, and Tenant is familiar with the condition of the Premises and the Property, the Premises and the Property are suitable for Tenant's purposes and the condition of the Premises and the Property is acceptable to Tenant. Except with respect to (i) Landlord's obligations expressly set forth in this Lease and (ii) Landlord's obligations described in subparagraph (c) of this section 2.1 that are to be
                                                  -----------
governed by the Separation Agreement, as defined in subparagraph (c) of this section 2.1, Landlord shall have no obligation to construct or install any improvements in the Premises or the Property or to remodel, renovate, recondition, alter or improve the Premises or the Property, and subject to such obligations, Tenant accepts the Premises "as is" on the Commencement Date.

                  (c) Landlord and Tenant acknowledge (i) that they are parties to a certain Separation Agreement, dated September 1, 2000 (the "Separation Agreement") regarding the receipt and assumption by Monsanto Company [Landlord hereunder] certain assets and liabilities from Pharmacia Corporation [Tenant hereunder], and that (ii) the Separation Agreement contains certain indemnity rights and obligations between Landlord and Tenant that are to apply to the parties' relationship in connection with the Property, except to the extent this Lease includes provisions that are intended to replace such indemnity provisions of the Separation Agreement. The parties hereby agree that nothing in this Lease is intended to replace the indemnity provisions of the Separation Agreement to the extent they apply to rights and obligations arising out of or related to events that occurred or conditions that existed prior to the Commencement Date of this Lease. The parties further agree that this Lease is intended to replace the indemnity provisions of the Separation Agreement to the extent such provisions of the Separation Agreement relate to the Property and apply to rights and obligations arising out of or related to events that occur or conditions that come into existence after the Commencement Date of this Lease.

                  2.2  Extension Rights.
                       ----------------

                  (a) Tenant may extend the term hereof, provided an Event of Default has not occurred and is continuing both at the time of notice of extension and at the time of extension, for two (2) successive periods of five (5) years each upon all the same terms as provided herein, except the number of remaining extension periods. Notice of this extension shall be delivered by Tenant to Landlord no later than one (1) year prior to the expiration of the then current term and if not delivered within such time period, the extension options specified in this section 2.2(a) of this Lease
                                                --------------
shall expire. Any notice of extension under this section 2.2(a) shall be
                                                 --------------
irrevocable by Tenant.

                  (b) Tenant may extend the term hereof at any time during the initial fifteen (15) year term, provided an Event of Default has not occurred and is continuing both at the time of notice of extension and at the time of extension and provided Tenant has completed a "Major Capital
                      ---
Improvement" to the Premises, for one (1) period of ten (10) years. Notice of this extension shall be delivered by Tenant to Landlord no later than one
(1) year prior to the expiration of the then current term and if not delivered within such time period, the extension option specified in this section 2.2(b) shall expire. Any notice of extension under this section
--------------                                                  -------
2.2(b) shall be irrevocable by
------

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Tenant. As used in this section 2.2, the term "Major Capital Improvement"
                        -----------
shall mean the construction of any real property improvement on the Premises, the cost of which (including design, engineering and architectural fees but excluding the cost of any equipment that Tenant may remove at the termination of this Lease, personal property and trade fixtures and the installation thereof) exceeds Ten Million Dollars ($10,000,000.00).

                  (c) Tenant shall have the right, provided an Event of Default has not occurred and is continuing, both at the time of notice of extension and at the time of extension and provided Tenant has elected to
                                       ---
add the Expansion Area, as defined in section 7.5 hereof, to the Premises
                                      -----------
and has constructed a building on the Expansion Area and provided Tenant has
                                                     ---
not vacated more than thirty percent (30%) of the total floor area of any buildings situated on its Expansion Area, to extend the term of this Lease up to twelve (12) times for successive periods of five (5) years each. Upon the exercise by Tenant of the first such extension pursuant to this section
                                                                    -------
2.2(c), the parties shall execute an amendment hereto which shall, upon the
------
effective date of such extension term, reduce the definition of Premises so that Tenant shall only have the right to occupy, and the Premises shall only include, the Expansion Area and which shall provide for a proportionate adjustment of Tenant's Percentage Share and such other adjustment as reasonably necessary. These extension rights granted in this section 2.2(c)
                                                             --------------
must be exercised by written notice delivered by Tenant to Landlord no later than one (1) year prior to the expiration of the then current term, and if not delivered within such time period, all extension options in this Lease shall expire. Any notice of extension under this section 2.2(c) shall be
                                                 --------------
irrevocable by Tenant.

                  (d) If any extension right hereunder is exercised by Tenant and after such exercise but prior to the first day of the extension period an uncured Event of Default has occurred and is continuing, Tenant's exercise of its extension rights as well as all extension rights hereunder shall be, upon Landlord's election, void and upon such election by Landlord this Lease shall automatically expire at the end of the then current term.

                  (e) The limitations on Tenant's ability to exercise the extension rights under this section 2.2 are subject to section 15.15 hereof.
                            -----------                -------------

                  2.3  Early Termination.
                       -----------------

                  (a) Tenant may, by written notice delivered no less than three (3) years in advance, terminate this Lease. Such termination shall be effective on the date specified in the notice which shall not be less than three (3) years from the date of delivery of the notice. The notice of election to terminate shall be irrevocable.

                  (b) Upon Tenant's election to terminate pursuant to
section 2.3(a), Landlord may accept the Premises at surrender in its then
--------------
current condition (subject to Tenant's obligations to not commit waste or cause any damage), broom clean, or Landlord may require Tenant to restore all or part of the Premises to the condition of the Premises on the Commencement Date of this Lease or, if Tenant can not practically do so, then to some other white box, marketable condition reasonably requested by Landlord. In addition, (i) Landlord may require any portions of the Premises which are configured or improved in a way which is specific to Tenant's use and/or operations to be altered and remodeled by Tenant to a white box, marketable condition reasonably agreed to by Landlord and (ii) if Tenant has constructed any buildings or other improvements on the Property, Landlord may accept such improvements and buildings upon surrender, or Landlord may require Tenant to elect either to (aa) modify the building or improvements (as reasonably specified by Landlord), or (bb) raze the buildings and improvements, clear all debris, render the site safe and sightly, provide documentation reasonably required by Landlord that the Premises is in compliance with all laws, and restore, to the extent reasonably required by Landlord, any prior landscaping, sod, parking areas, drives or other improvements which existed prior to Tenant's construction. To the extent any building or other improvement is under construction by Tenant at the time Tenant elects to terminate under this section 2.3, Tenant shall, at Tenant's
                                      -----------
election, either (i) complete such construction in accordance with plans approved by Landlord (such approval not to be unreasonably withheld) or (ii) raze the building and improvement, clear all debris, render the site safe and sightly, provide documentation reasonably requested by Landlord that the Premises is in compliance with all laws, and to the extent reasonably required by Landlord, restore any prior landscaping, sod, parking areas, drives or other improvements which existed prior to Tenant's construction. If, pursuant to the foregoing, Landlord elects not to accept any portion of the Premises in its then as is condition, Landlord shall so advise Tenant in writing, and shall specify in writing the portions of the Premises that Landlord desires that Tenant modify in accordance with the foregoing standards, all within one hundred twenty (120) days after Tenant delivers

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written notice to Landlord which notice includes a statement that Landlord has one hundred and twenty (120) days from the date of the notice to inform Tenant pursuant to section 2.3(b) of its requirement that the Premises be
                   --------------
modified.

                  (c) All of the foregoing work which Landlord may require Tenant to perform upon Tenant's notice of election to terminate
(collectively, "Early Termination Surrender Work") shall be in addition to the normal surrender requirements under section 6.3 hereof, and shall be
                                        -----------
fully completed by Tenant by the effective date of termination.

                  (d) If Tenant fails to complete the Early Termination Surrender Work and vacate the Premises by the effective date of termination, then Landlord may elect one or more of the following remedies: (i) obtain an injunction to force Tenant to complete the Early Termination Surrender Work;
(ii) damages; (iii) specific performance; (iv) perform or complete the Early Termination Surrender Work and recover the total cost thereof, including interest on unpaid amounts as provided for in section 3.4 hereof, from
                                              -----------
Tenant; (v) treat Tenant as a holdover tenant, in which event Tenant shall pay to Landlord for each day until the Early Termination Surrender Work is complete, one-fifteenth (1/15) of the most recent monthly rent plus one-fifteenth (1/15) of the most recent amount of additional monthly rent under section 3.1(b) hereof and/or (vi) any other remedy available at law or
      --------------
in equity. The holdover rent due hereunder shall apply to all of the Premises if Tenant fails to vacate or properly surrender twenty-five percent (25%) or more of the usable square footage of floor area comprising the Premises, but shall only apply to that pro rata portion of the Premises which Tenant fails to vacate or properly surrender if Tenant fails to vacate or properly surrender less than twenty-five percent (25%) of the usable square footage of floor area comprising the Premises. If Tenant fails to complete the Early Termination Surrender Work and vacate the Premises by the effective date of termination and either (i) Tenant continues to occupy with persons twenty-five percent (25%) or more of the usable square footage of floor area comprising the Premises for thirty (30) days or more after what would have been the effective date of early termination or (ii) Tenant continues to occupy with persons any of the Premises for ninety (90) days or more after what would have been the effective date of early termination, Landlord may elect to extend the effective date of early termination for one
(1) year in which case the Lease shall continue in full force and effect for one (1) year after the date early termination would have been effective had Tenant not failed to complete such vacation at which time this Lease shall terminate automatically (not as a penalty or damages but to give Landlord a lengthy period of time to market the Premises and to give Tenant additional time to complete the Early Termination Surrender Work). If Tenant fails to complete the Early Termination Surrender Work and vacate the Premises for thirty (30) days or more after what would have been the effective date of early termination, but is no longer occupying the Premises with persons, then all personal property and trade fixtures shall in such event and notwithstanding any provision hereof to the contrary, be deemed abandoned by Tenant. Provided Landlord successfully avails itself of this right to extend the term for one year as allowed above, said one year extension shall be in lieu of the other remedies set forth above but this shall not obviate Tenant's obligation to complete the Early Termination Surrender Work and vacate the Premises at the end of the one year extension.

                  2.4 Holding Over. In the event that Tenant shall continue
                      ------------
in occupancy of the Premises or fails to properly surrender the Premises after the expiration of the term, such occupancy shall not be deemed to extend or renew the term of this Lease, but such occupancy shall continue as a holdover tenancy at will upon the covenants, provisions and conditions herein contained at a daily rental equal to one fifteenth (1/15) of the monthly Base Rent in effect at the expiration of the term of this Lease and one-fifteenth (1/15) of the most recent amount of additional monthly rent under section 3.1(b). The holdover rent due hereunder shall apply to all of
      --------------
the Premises if Tenant holds over or fails to properly surrender twenty-five percent (25%) or more of the usable square footage of floor area comprising the Premises but shall only apply to that pro rata portion of the Premises which Tenant fails to vacate or properly surrender if Tenant fails to vacate or properly surrender less than twenty-five percent (25%) of the usable square footage of floor area comprising the Premises. Landlord may terminate such tenancy at any time on three (3) days' written notice.

                                  ARTICLE 3
                                  ---------
                                    Rent
                                    ----

                  3.1  Base Rent and Additional Rent.  Tenant shall pay to
                       -----------------------------
Landlord the following amounts as rent for the Premises:

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                  (a) Beginning January 1, 2002 and extending throughout the entire term of this Lease, Tenant shall pay to Landlord, as annual "Base Rent", an amount equal to the product of $9,646,406.00 ("Base Rent Factor") times Tenant's Percentage Share (as Tenant's Percentage Share may be changed from time to time). The parties acknowledge that the Base Rent Factor initially represents Landlord's agreed upon net book value of the Property, as of September 1, 2000 (i.e., $104,285,465.00), times 9.25%, which percentage represents an agreed upon rate of return to be received by Landlord during the foregoing period for Landlord's book value interest in the Property. Tenant's Percentage Share is defined herein and may change periodically throughout the term hereof. In addition the Base Rent Factor shall increase annually if there is any increase in CPI, hereinafter defined, based upon such increase, as specified below. Base Rent shall be recalculated when Tenant's Percentage Share changes and/or when the Base
Rent Factor is increased based upon the CPI formula stated herein. An example of the computation of the Base Rent as of January 1, 2002, which assumes Tenant's Percentage Share on January 1, 2002 is the same as on the Commencement Date, is attached hereto as Exhibit C and made a part hereof.
                                         ---------
With respect to all net book value numbers set forth in this Lease, those numbers are approximate and are subject to revision by the parties to the extent more exact numbers become available.

                      Beginning January 1, 2003 and for each successive calendar year throughout the entire term of this Lease, the Base Rent Factor shall be increased by multiplying the Base Rent Factor for the calendar year immediately preceding that for the calendar year in question by a fraction the numerator of which is the CPI for November of the calendar year immediately preceding the calendar year in question and the denominator of which is the CPI for November of the calendar year that is two calendar years immediately preceding the calendar year in question. In no event shall the Base Rent Factor decrease as a result of any decrease in CPI. For example, assuming the CPI for November, 2001 is 105 and the CPI for November 2002 is 110, and the Base Rent Factor for the calendar year 2002 is X, then the Base Rent Factor for calendar year 2003 shall be X times 110.
                                                             ---
                                                               105.

                  For purposes of this Lease, CPI shall mean the Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor, All Items for All Urban Consumers, U.S. city average (1982-84 = 100). If a substantial change is made in the CPI, then the CPI will be adjusted to the figure that would have been used had the manner of computing the CPI in effect at the date of this Lease not been altered. If the CPI (or a successor or substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information used in determining the CPI will be used. If no index is published for the relevant month in an applicable year, the parties shall use the monthly index amount closest to such month in calculating the adjustment. Any delay or failure of Landlord in computing or billing Tenant for the escalation of annual Base Rent as provided herein shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such escalation of annual Base Rent hereunder. Tenant's obligation to pay such increases and Landlord's right to collect such increases are cumulative and retroactive.

                  Base Rent shall be paid to Landlord in equal monthly installments (equal to 1/12th of the then current Base Rent), in advance, beginning January 1, 2002. If the exact amount of Base Rent for a particular calendar year has not yet been computed during any portion of such calendar year, or if a required adjustment in Base Rent has not yet been computed, Tenant shall continue to pay Base Rent at the most recent level, until the exact amount can be computed (at which time appropriate adjustments shall be made for any underpayments or overpayments of Base Rent). For any partial calendar years that this Lease is in effect, Base Rent shall be reduced proportionately. Tenant shall have no obligation to pay Base Rent for the period from the Commencement Date through December 31, 2001. Base Rent for any partial calendar year during the term of this Lease shall be prorated.

                  (b) Beginning on the Commencement Date and extending throughout the entire term of this Lease, Tenant shall pay as additional rent, on a calendar year basis, its allocable share (such allocable share to be determined in the manner described below) of "Operating Expenses". For purposes of this Lease, Operating Expenses shall include the following:

                  (i) All costs reasonably incurred by Landlord in providing "Basic Services" pursuant to section 6.1 hereof;
                                       -----------

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                  (ii)   All costs reasonably incurred by Landlord in
providing "Additional Services" to Tenant pursuant to section 6.1 hereof;
                                                      -----------

                  (iii)  All "Property Taxes" (as defined in section
                                                                 -------
3.6(b) hereof) incurred by Landlord for the calendar year in question;
------

                  (iv) All Insurance Costs paid or incurred by Landlord for the calendar year in question;

                  (v) All other taxes levied or assessed for the calendar year in question on equipment or other personal property used in providing Basic Services or otherwise used in connection with the common areas or operating the Property;

                  (vi) The portion of any capital expenses incurred during the term of this Lease, amortized in any calendar year with interest (as set forth in section 3.6);
                 ------------

                      (vii) The portion of any capital expenses incurred prior to the Commencement Date for assets shown on Landlord's balance sheet as of September 1, 2000, amortized during the period of time from the Commencement Date through December 31, 2001 in accordance with Monsanto's historical accounting practices; provided however, that the amortization of such pre-September 1, 2000 capital expenses shall only be included within Operating Expenses for the period from the Commencement Date through December 31, 2001; and

                      (viii) All other costs reasonably incurred by Landlord in operating and maintaining the Property in accordance with the requirements of this Lease and in accordance with sound management practices for properties similar to the Property including without limitation those items set forth in section 3.6 hereof.
                   -----------

                  The parties agree that other than the cost of providing Additional Services, Operating Expenses (including the amortized portion of any capital expenses) shall, as a general rule, be allocated to Tenant on the basis of Tenant's Percentage Share (as Tenant's Percentage Share may be modified from time to time in accordance with the provisions of this Lease); provided, however, that Landlord may allocate particular Operating Expenses (including the amortized portion of any capital expenses involving common areas or the amortized portion of any capital expenses involving parts of the Premises) to Tenant according to a different method if (i) Landlord reasonably determines that the service or item underlying such particular Operating Expenses was used by or benefited Tenant in a manner materially disproportionate to Tenant's Percentage Share, and (ii) Landlord's method of determining such allocation is applied in a good faith, non-discriminatory manner between Landlord and Tenant. The parties agree that the cost of providing Additional Services to Tenant by Landlord shall be allocated to Tenant on the basis of Tenant's use of such Services.

                  (c) Throughout the term of this Lease, Tenant shall also pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent". As used in this Lease, "rent" shall mean and include all Base Rent, additional monthly rent and additional rent payable by Tenant in accordance with this Lease.

                  (d) It is the intention of the parties hereto that, except as otherwise specifically set forth herein, Landlord shall receive the Base Rent herein provided as net income from the Premises, not diminished by (i) any imposition of any public authority of any nature whatsoever attributable to Tenant's Percentage Share of the Property during the entire term of this Lease notwithstanding any changes in the method of taxation or raising, levying or assessing any imposition, or any changes in the name of any imposition, or (ii) the cost of any maintenance, utilities, insurance or other expenses or charges required to be paid to maintain and carry the Premises, or (iii) any other costs or expense involved in the care, management, use, construction and operation of the Premises or any improvements thereto. Except as otherwise specifically set forth herein, all such impositions, costs, expenses and charges shall be paid by Tenant from and after the commencement date of this Lease and during the entire term of this Lease. Whenever in this Lease provision is made for the doing of any act by Tenant it is understood and agreed that, except as otherwise specifically set forth herein, said act shall be done by Tenant at its own cost and expense unless a contrary intent is specifically expressed.

                  (e) After the date Tenant elects under section 7.5 hereof
                                                         -----------
to make the Expansion Area part of the Premises and effective at such time as Tenant commences construction upon such Expansion Area, Monthly Base Rent shall be increased as follows: Base Rent shall be recalculated in accordance with the formula set forth in section 3.1(a) based upon the increase in
                              --------------
Tenant's Percentage Share.

                  3.2 Procedures. The additional monthly rent payable by
                      ----------
Tenant pursuant to section 3.1(b) hereof shall be calculated and paid in
                   --------------
accordance with the following procedures:

                  (a) On or before the Commencement Date, or as soon thereafter as practicable, and on or before the first day of each subsequent calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amounts payable under section 3.1(b) hereof for the balance
                                      --------------
of the first calendar year after the Commencement Date or for the ensuing calendar year, as the case may be, based upon a budget developed by the Site Manager. The budget shall be developed by the Site Manager on a calendar year basis, provided that no later than sixty (60) days preceding the commencement of the calendar year to which the budget relates, the Site Manager shall provide Tenant with the Site Manager's proposed budget for such calendar year and shall make himself/herself available to Tenant for reasonable amounts of time to explain such proposed budget and to provide Tenant with such related information as Tenant shall reasonably request. It is acknowledged and agreed that Tenant shall have the right to review the proposed budget and object to the proposed budget if such budget does not satisfy the requirements of this Lease. Tenant shall pay such estimated amounts to Landlord in equal monthly installments, in advance, on or before the Commencement Date and on or before the first day of each month during such balance of the first calendar year after the Commencement Date or during such ensuing calendar year, as the case may be. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate. If, at any time, Landlord determines that the amounts payable under section
                                                                    -------
3.1(b) hereof for the current calendar year will vary from Landlord's
------
estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate. In addition, the Site Manager may make reasonable revisions to the budget, and estimated payments, up to four (4) times per year.

                  (b) Within a reasonable time after the end of each calendar year (or more frequently if the Landlord elects), Landlord shall give Tenant a written statement of the amounts payable by Tenant under section 3.1(b) hereof for such calendar year (or applicable time period)
--------------
certified by Landlord. If such statement shows a total amount owing by Tenant that is less than the estimated payments for such calendar year (or applicable time period) previously made by Tenant, Landlord shall credit the excess to the next monthly installments of the amounts payable by Tenant under section 3.1(b) hereof (or, if the term of this Lease has ended,
      --------------
Landlord shall refund the excess to Tenant with such statement). If such statement shows a total amount owing by Tenant that is more than the estimated payments for such calendar year (or applicable time period) previously made by Tenant, Tenant shall pay the deficiency to Landlord within sixty (60) days after delivery of such statement. Failure by Landlord to give any notice or statement to Tenant under this section 3.2 shall not
                                                     -----------
waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant under section 3.1(b) hereof. Tenant shall have the
                                --------------
right to audit Landlord's books and records related to Operating Expenses during business hours in Landlord's or its agent's offices for each calendar year for a period of eighteen months from the date Landlord delivers the written statement referred to above to Tenant after giving reasonable prior written notice to Landlord. Such audit shall be at Tenant's sole expense unless such audit indicates that Landlord's written statement of Operating Expenses overstates such Operating Expenses by more than five percent (5%) in which event Landlord shall pay the reasonable cost of such audit.

                  (c) If the term of this Lease commences or ends on a day other than the first or last day of a calendar year, respectively, the amounts payable by Tenant under section 3.1(b) hereof applicable to the
                                --------------
calendar year in which such term commences or ends shall be prorated according to the ratio which the number of days during the term of this Lease in such calendar year bears to three hundred sixty-five (365). Termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to section 3.2(b) hereof to be performed after such
                   --------------
termination.

                  (d) All charges for the cost of providing Additional Services shall be paid by Tenant within sixty (60) days of invoice therefor.

                  3.3  Omitted.
                       -------

                  3.4 Late Payment. All amounts of money payable by Tenant
                      ------------
to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the rate of the prime rate, as published, from time to time, by The Wall Street Journal, plus four percent (4%), or the highest
            -----------------------
legal rate, if less, and Tenant shall pay such interest to Landlord on written demand.

                  3.5 Other Taxes Payable by Tenant. Tenant shall reimburse
                      -----------------------------
Landlord for all taxes, assessments, excises, levies, fees and charges, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the cost or value of Tenant's furniture, fixtures, equipment and other personal property located in the Premises or the cost or value of any improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, or (b) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent so long as such tax is a tax on rent. Such taxes, assessments, excises, levies, fees and charges shall not include Property Taxes, otherwise paid under section 3.1(b)(iii)
                                                       -------------------
hereof, net income (measured by the income of Landlord from all sources or from sources other than solely rent) or franchise taxes of Landlord. All taxes, assessments, excises, levies, fees and charges payable by Tenant under this section 3.5 shall be deemed to be, and shall be paid as,
           -----------
additional rent, and shall be due and payable upon the later of (i) fifteen
(15) days prior to the date such taxes, assessments, levies, fees or charges are due or (ii) within ten (10) days of invoice therefor; provided, however, that Landlord may include such taxes under this section 3.5 as Property
                                                -----------
Taxes (as defined in section 3.1(b)(iii) hereof), in which event such taxes
                     -------------------
under this section 3.5 shall be payable in the same manner as other Property
           -----------
Taxes.

                  3.6 Certain Definitions. As used in this Lease, certain
                      -------------------
words are defined as follows:

                  (a) "Operating Expenses" shall mean all direct and indirect costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance or repair of the Property or providing services in accordance with this Lease, including all costs described in section 3.1(b) hereof, and including without limitation
             --------------
license, permit and inspection fees; electricity, gas, fuel, steam, heat, light, power, water, sewer and other utilities; costs of separately metering utilities; management fees and expenses; security, guard, extermination, water treatment, garbage and waste disposal, rubbish removal, plumbing and other services; snow and ice removal; costs of capital repairs and replacements; maintenance of the fire suppression systems; landscape maintenance; supplies, tools, materials and equipment; costs associated with nuclear decommission deposits, guarantys, bonds, letters of credit or similar expenses; accounting and other professional fees and expenses; painting the exterior or common areas of the Property; maintaining, repairing and replacing any component of any building or site improvement, including without limitation, building systems, the foundations, the exterior walls and roof, the parking and loading areas, the sidewalks, landscaping and common areas, and the other parts of the Property; costs and expenses required by or resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Property; and costs and expenses of contesting by appropriate proceedings any matter concerning managing, operating, maintaining or repairing the Property, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Property, or the amount or validity of any Property Taxes. Operating Expenses shall not include costs of restoration work necessitated by fire or other casualty damage. Operating Expenses shall include all capital expenses incurred by Landlord during the term of this Lease which benefit Tenant and/or which are incurred in connection with any common areas, the Premises or providing any services or work required to be provided by Landlord hereunder but such capital expenses shall be amortized over the reasonable useful life of the improvement in accordance with Generally Accepted Accounting Principles, consistently applied in accordance with Landlord's historical accounting practices along with interest at an annual rate equal to three percent (3%) over the interest rate of a thirty (30) year maturity U.S. Treasury security (such rate shall be adjusted each year based upon the interest rate of such security during such year) and only the portion of such capital expense amortized in a given year, with interest, shall be an Operating Expense in such year.

                  (b) "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Property or any part thereof used in connection with the Property. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent) or franchise taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes.

                  (c) "Insurance Costs" shall mean all premiums and other charges for all property, earthquake, flood, liability and other insurance relating to the Property carried by Landlord excluding business interruption insurance that may be carried by Landlord.

                  3.7 Rent Payment Address. Tenant shall pay all monthly
                      --------------------
installments of Base Rent and all additional monthly rent under section 3.1
                                                                -----------
hereof to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease (except that, as set forth in section 3.1(a), no Base Rent shall be due or payable prior to January 1,
--------------
2002). Tenant shall pay all rent to Landlord without notice, demand, deduction or offset (except as otherwise specifically provided herein), in lawful money of the United States of America, at the following address, or to such other person or at such other place as Landlord may from time to time designate in writing: Finance Manager for Corporate Services, 800 N. Lindbergh E3NA, Creve Coeur, MO 63167.

                                  ARTICLE 4
                                  ---------
                             Use of the Premises
                             -------------------

                  4.1 Permitted Use. Tenant shall use the Premises only for
                      -------------
the following "Permitted Use": general office and research use and other lawful uses; provided such other lawful uses do not materially and adversely impact the value, marketability or development opportunities on the Property. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or permit to be brought or kept therein, anything which Tenant has been notified by Landlord is prohibited by any insurance policy carried by Landlord for the Property, provided that such prohibition is similarly found in insurance policies that are generally available in the industry for properties similar to the Property. Notwithstanding the foregoing, if Landlord imposes such a prohibition under its insurance, Tenant shall have the right to require Landlord to purchase alternative insurance designated by Tenant that does not include such prohibition so long as such alternative insurance includes substantially the same coverages, limits and deductibles as Landlord's policies, and so long as the carriers under such alternative policies are reasonably acceptable to Landlord. If Tenant causes any increase in the premium for any insurance covering the Property carried by Landlord including any increase in premium and/or additional premiums due to Tenant causing Landlord to purchase alternative or additional insurance pursuant to the foregoing provisions of this Section, Tenant shall pay to Landlord, within thirty (30) days of demand, as additional rent, the entire amount of such increase during the term. Tenant shall not use or allow the Premises to be used for any unlawful activity, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall be allowed to install an identity sign along with Landlord's identity sign on the entrance monument on the Property provided that (i) such signage shall comply with all laws and (ii) Landlord approves the design of the sign, such approval not to be unreasonably withheld. Tenant shall not install any other signs on the Premises or Property without the prior written consent of Landlord, such approval not to be unreasonably withheld. Tenant shall, at Tenant's expense, remove all such signs prior to or upon termination of this Lease and repair any damage caused by the installation or removal of such signs.

                  4.2 Environmental Definitions. As used in this Lease,
                      -------------------------
"Hazardous Material" shall mean any substance that is (a) defined under any Environmental Law as a hazardous substance, hazardous waste, hazardous material, pollutant or contaminant, (b) a petroleum hydrocarbon, including crude oil or any fraction or mixture thereof, (c) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant, or (d) otherwise regulated pursuant to any Environmental Law. As used in this Lease, "Environmental Law" shall mean all federal, state and local laws, statutes, ordinances, regulations, rules, judicial and administrative orders and decrees, permits, licenses, approvals, authorizations and similar requirements of all federal, state, and local governmental agencies or other governmental authorities pertaining to the protection of human health and safety or the environment, now existing or later adopted during the term of this Lease. As used in this Lease, "Permitted Activities" as to Tenant, shall mean the lawful activities of Tenant that are part of the ordinary course of Tenant's business as Tenant and Tenant's predecessors have historically operated Tenant's business on the Premises prior to the Commencement Date, and which evolve in the future from, or which are a reasonably foreseeable outgrowth of, Tenant's historical business activity, provided that all such activity is conducted in accordance with Environmental Laws and good environmental practice and, as to Landlord, shall mean the lawful activities of Landlord that are part of the ordinary course of Landlord's or any other occupants, business provided that all such activity is conducted in accordance with Environmental Laws and good environmental practice. As used in this Lease, "Permitted Materials" shall mean the materials handled by Tenant or Landlord in accordance with all laws and in the ordinary course of conducting Permitted Activities.

                  4.3 Environmental Requirements. Tenant hereby agrees that:
                      --------------------------
(a) Tenant shall not conduct, or permit to be conducted, on the Premises any activity which is not a Permitted Activity; (b) Tenant shall not use, store or otherwise handle, or permit any use, storage or other handling of, any Hazardous Material which is not a Permitted Material on or about the Premises; (c) Tenant shall obtain and maintain in effect all permits and licenses required pursuant to any Environmental Law for Tenant's activities on the Premises, and Tenant shall at all times comply with all applicable Environmental Laws and good environmental practice; (d) Tenant shall not engage in the storage, treatment or disposal on or about the Premises of any Hazardous Material except for any temporary accumulation of waste generated in the course of Permitted Activities and except for storage of amounts of Hazardous Materials which are customary and used in the ordinary course of Tenant's Permitted Activities and are stored, used and disposed of in accordance with Environmental Laws and good environmental practice; (e) Tenant shall not install any aboveground or underground storage tank or any subsurface lines for the storage or transfer of any Hazardous Material, except for the lawful discharge of waste to the sanitary sewer and/or the lawful storage of waste pursuant to a permit, and Tenant shall store all Hazardous Materials in a manner that protects the Premises, the Property and the environment from accidental spills and releases; (f) omitted; (g) Tenant shall promptly remove from the Premises any Hazardous Material introduced, or permitted to be introduced, onto the Premises by Tenant during the term of this Lease which is not a Permitted Material and, on or before the date Tenant ceases to occupy the Premises, Tenant shall remove from the Premises all Hazardous Materials and all Permitted Materials handled by or permitted on the Premises by Tenant; and (h) if any release of a Hazardous Material to the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Premises as a result of any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees occurring during the term of this Lease, Tenant shall, at Tenant's sole cost and expense, promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Laws and good environmental practice. Landlord and Landlord's representatives shall have the right, but not the obligation, to enter the Premises at any reasonable time for the purpose of inspecting the storage, use and handling of any Hazardous Material on the Premises in order to determine Tenant's compliance with the requirements of this Lease and applicable Environmental Law. If Tenant's use, storage or handling of any Hazardous Material on the Premises does not comply with this Lease or applicable Environmental Law or good environmental practice, Tenant shall correct any such violation as soon as possible. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys' fees and disbursements incurred in the investigation, defense or settlement of claims) that Landlord or any owner or operator of the Property may incur as a result of, or in connection with, claims arising from (i) the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Premises during the term, of any Permitted Material or Hazardous Material, except to the extent (x) such Permitted Material or Hazardous Material existed on or about or beneath the Premises on the Commencement Date, (y) such Permitted Material or Hazardous Material was placed on, about or beneath the Property by Landlord or its agents, officers, employees, contractors, invitees, tenants, subtenants or licensees (such persons or entities not to include Tenant or its agents, officers, employees, contractors, subtenants, invitees or licensees), or (z) Tenant had no ability to control or mitigate the occurrence giving rise to the indemnity obligation, or (ii) the presence, use storage, transportation, treatment, disposal release or other handling, on or about the Property, of any Permitted Material or Hazardous Material introduced or permitted by any act or omission of Tenant or its agents, officers, employees, contractors, invitees, subtenants or licensees during the term of this Lease. The liability of Tenant under this section 4.3 shall survive the
                                               -----------
termination of this Lease. With respect to claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Property prior to the effective date hereof, of any Permitted Material or Hazardous Material the parties respective rights and obligations shall be controlled by the Separation Agreement.

         Landlord hereby agrees that: (a) Landlord shall not conduct on the Property any activity which is not a Permitted Activity; (b) Landlord shall not use, store or otherwise handle, or permit any use, storage or other handling of, any Hazardous Material which is not a Permitted Material on or about the Property; (c) Landlord shall obtain and maintain in effect all permits and licenses required pursuant to any Environmental Law for Landlord's activities on the Property, and Landlord shall at all times comply with all applicable Environmental Laws and good environmental practice; (d) Landlord shall not engage in the storage, treatment or disposal on or about the Property of any Hazardous Material except for any temporary accumulation of waste generated in the course of Permitted Activities and except for storage of amounts of Hazardous Materials which are customary and used in the ordinary course of Landlord's Permitted Activities and are stored, used and disposed of in accordance with Environmental Laws and good environmental practice; (e) Landlord shall not install any aboveground or underground storage tank or any subsurface lines for the storage or transfer of any Hazardous Material, except for the lawful discharge of waste to the sanitary sewer and/or the lawful storage of waste pursuant to a permit, and Landlord shall store all Hazardous Materials in a manner that protects the Property and the environment from accidental spills and releases; (f) omitted; (g) Landlord shall promptly remove from the Property any Hazardous Material introduced, or permitted to be introduced, onto the Property by Landlord during the term of this Lease which is not a Permitted Material; and (h) if any release of a Hazardous Material to the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Property as a result of any act or omission of Landlord or its agents, officers, employees, contractors, tenants, subtenants, invitees or licensees, (such persons or entities not to include Tenant or its agents, officers, employees, contractors, invitees, licensees or subtenants) occurring during the term of this Lease and such release materially and adversely effects Tenant's use and enjoyment of the Premises, Landlord shall, at Landlord's sole cost and expense, promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Laws and good environmental practice. Tenant and Tenant's representatives shall have the right, but not the obligation, to enter the common areas on the Property at any reasonable time for the purpose of inspecting the storage, use and handling of any Hazardous Material on the Premises in order to determine Landlord's compliance with the requirements of this Lease and applicable Environmental Law. If Landlord's use, storage or handling of any Hazardous Material on the Property does not comply with this Lease or applicable Environmental Law or good environmental practice, and such violation materially and adversely effects Tenant's use and enjoyment of the Premises, Landlord shall correct any such violation as soon as possible. Landlord shall indemnify and defend Tenant against and hold Tenant harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys' fees and disbursements incurred in the investigation, defense or settlement of claims) that Tenant may incur as a result of, or in connection with, claims arising from (i) the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Property, excluding the Premises during the term, of any Permitted Material or Hazardous Material, except to the extent (x) such Permitted Material or Hazardous Material existed on or about or beneath the Property on the Commencement Date (y) such Permitted Material or Hazardous Material was placed on, about or beneath the Property by Tenant or its agents, officers, employees, contractors, subtenants, invitees or licensees or (z) Landlord had no ability to control or mitigate the occurrence giving rise to the indemnity obligations, or (ii) the presence, use storage, transportation, treatment, disposal release or other handling, on or about the Property, excluding the Premises, of any Permitted Material or Hazardous Material introduced or permitted by any act or omission of Landlord or its agents, officers, employees, contractors, invitees, tenants, subtenants or licensees (such persons or entities not to include Tenant or its agents, officers, employees, contractors, subtenants, invitees or licensees) during the term of this Lease. The liability of Landlord under this section 4.3
                                                             -----------
shall survive the termination of this Lease. With respect to claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Property prior to the effective date hereof, of any Permitted Material or Hazardous Material the parties respective rights and obligations shall be controlled by the Separation Agreement.

                  4.4 Compliance With Law. Tenant shall, at Tenant's sole
                      -------------------
cost and expense, promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises. It shall be Tenant's responsibility to obtain and maintain any required certificate of occupancy or other permits required for Tenant's use or occupancy of the Premises. Notwithstanding the foregoing, Tenant shall not be required to make structural changes unless structural changes are related to or required by Tenant's acts or use of the Premises or by improvements made by or for Tenant and such compliance is not the obligation of Landlord hereunder. Further, notwithstanding the foregoing, if during the term hereof, Landlord and Tenant are no longer affiliated companies within the meaning of any applicable zoning ordinance, Landlord and Tenant shall fully cooperate with each other, and exercise their respective good faith efforts, to work together to amend any zoning ordinance that limits the use of the Property to an entity and its affiliates, in a manner (i) that permits both Landlord and Tenant to use the Property for the uses contemplated hereunder, and (ii) that does not limit one party's rights under this Lease materially more than the other.

                  4.5 Rules and Regulations. Tenant shall faithfully observe
                      ---------------------
and fully comply with all reasonable, non-discriminatory rules and regulations (the "Rules and Regulations") from time to time made in writing by Landlord for the safety, care, use and cleanliness of the Property or the common areas of the Property and the preservation of good order therein. If there is any conflict, this Lease shall prevail over the Rules and Regulations.

                  4.6 Entry by Landlord. Landlord shall have the right to
                      -----------------
enter the Premises during normal business hours, after oral or written notice to Tenant and in accordance with Tenant's reasonable security procedures (except at any time, without prior notice but with subsequent notice and without compliance with security procedures in the case of an emergency provided that even in the case of emergency, Landlord shall first attempt to gain access through Tenant's on-site personnel, if reasonably possible) to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or, in the last two (2) years of the term (unless Tenant has properly exercised its succeeding extension right) tenants, (c) determine whether Tenant is performing all of Tenant's obligations, (d) supply any service to be provided by Landlord, (e) post notices of nonresponsibility, and (f) make any repairs to the Premises, or make any repairs to any adjoining space or utility services, or make any repairs, alterations or improvements to any other portion of the Property, provided all such work shall be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry except to the extent caused by Landlord's negligence or intentional misconduct. Landlord shall have the right to use any and all reasonable means in an emergency to obtain entry to the Premises for purposes of remediating the emergency, and any such entry to the Premises obtained by Landlord by any of such means shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. For purposes of the Lease an "emergency" shall mean a condition which poses a threat of immediate and material harm to person or substantial property.

                                  ARTICLE 5
                                  ---------
                           Utilities and Services
                           ----------------------

                  Tenant shall, with respect to any separately metered utilities, pay, directly to the appropriate supplier before delinquency, for all water, gas, heat, light, power, telephone, sewer, refuse disposal and other utilities and services supplied to the Premises, together with all taxes, assessments, surcharges and similar expenses relating to such utilities and services. Landlord may cause utilities serving the Premises to be separately metered to the extent economically feasible. The cost of separately metering utilities serving the Premises shall be paid by Landlord but shall be a Operating Expense subject to reimbursement under Article 3.
                                                                ---------
If any such utilities or services are jointly metered with the Premises and another part of the Property, the charges therefor shall be a Operating Expense subject to reimbursement under Article 3 provided that if either
                                       ---------
party deems the other to be responsible for excessive or disproportionately high usage such party may request that a qualified consultant approved by both parties (such approval not to be unreasonably withheld or delayed) be hired, at the cost of the requesting party, to assess a monthly utility usage surcharge, or credit, as the case may be, and the determination of that consultant shall govern with respect to the allocation of such charges between Landlord and Tenant. Tenant shall furnish the Premises with all telephone equipment, security service, and other services required by Tenant for the use of the Premises permitted by this Lease except to the extent provided by Landlord through Landlord's obligations to provide Basic Services and Additional Services pursuant to section 6.1 hereof. It is the intention of the parties that, generally, most
-----------
services the parties require on a similar basis, and that do not raise material security or confidentiality concerns, shall be provided by the Landlord as Basic Services or Additional Services. Except to the extent caused by Landlord's negligence or intentional misconduct, Landlord shall not be in default under this Lease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any such utilities and services or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy or other service serving the Premises or the Property, whether such results from mandatory restrictions or voluntary compliance with guidelines. Base Rent shall be equitably abated in the proportion that any area of the Premises is rendered unusable due to any such interruption if and only if such interruption (i) lasts more than 5 business days and (ii) is due to the willful misconduct of Landlord, provided that the foregoing limitation on abatement rights shall not otherwise limit Tenant's right to damages for Landlord's breach, or Tenant's offset rights under section 10.7 hereof.
                                                   ------------

                                  ARTICLE 6
                                  ---------
                      Maintenance and Repairs/Surrender
                      ---------------------------------

                  6.1 Obligations of Landlord. A "Site Manager" who shall be
                      -----------------------
an employee or agent of Landlord shall be designated to manage the Property. Until the date ("Non-Consolidated Date") that Landlord and Tenant are no longer consolidated entities in that neither Landlord nor Tenant directly owns eighty percent (80%) or more of the capital stock of the other party, the Site Manager shall be appointed by Landlord and Tenant, and if they cannot agree, then by the Lease Committee. After the Non-Consolidated Date, any new Site Manager shall be a qualified person or company experienced in property management and appointed by Landlord after giving Tenant notice and the opportunity to object to the proposed selection. Landlord shall, at the direction of the Site Manager, provide Basic Services and Additional Services. "Basic Services" shall include maintenance and repair of the following:

     o building structures (excluding greenhouses) and utilities, building systems and utilities operations (plumbing, electric, gas, HVAC, and water);

     o   elevators;

     o   public use areas such as rest rooms and drinking fountains;

     o fire protection systems (including equipment maintenance and certification);

     o   landscaping and grounds;

     o streets, drives, parking lots and sidewalks, and shall also include snow removal;

     o   cafeteria operation and maintenance;

     o mail delivery and pickup (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o copier service (self-use copiers per floor) (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o   basic site security;

     o   waste disposal (except hazardous or special waste);

     o hazardous and special waste disposal (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant);

     o   building receptionists (if any);

     o site safety including ESH and Medical clinics (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o general housekeeping for all interior areas (does not include specialized maintenance required for greenhouses and lab areas);

     o non-hazardous desk-side trash pick-up (including boxes displaying green "Trash" sticker);

     o   non-hazardous spill clean up;

     o   routine carpet cleaning;

     o   window cleaning;

     o   routine painting;

     o facility management finance support (budgeting, billing, payables and accounting of Operating Expenses);

     o shipping/receiving services (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant);

     o package check-in and delivery (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant);

     o   package x-ray capabilities;

     o package tracing (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o packaging material (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o chemical shipping (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o shuttle service (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o ride finders (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o   pest control;

     o laboratory glassware washing (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant);

     o confidential document destruction and disposal (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant); and

     o   white paper recycling program.

Basic Services shall generally be provided in accordance with standards and practices followed by Landlord and Tenant as of the Commencement Date. However, Landlord shall have the right to make reasonable additions or deletions to the Basic Services, or to the standards and practices by which the Basic Services are provided, based on changed needs of the parties, with Tenant's approval, such approval not to be unreasonably withheld or delayed. In addition, some Basic Services which are noted above shall be terminated by Landlord upon ninety (90) days prior written request of either party after the Non-Consolidated date without regard to the other party's approval.

                  "Additional Services" shall mean services that, for efficiencies and cost effectiveness, are made available to Landlord and Tenant at the Property for use as-and when needed. Additional Services currently include the following:

     o   catering;

     o   specialty fabrication;

     o   metrology/equipment calibration;

     o   key and lock service;

     o   non-routine cleaning;

     o   equipment repair and maintenance for special use lab equipment;

     o fume and bio hood maintenance and certification, balances, etc. (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o warehouse operations (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o equipment and material storage (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant);

     o salvage/sales to jobbers (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o   delivery services;

     o moving service (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o uniform services (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o indoor green plant maintenance (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant);

     o laboratory storeroom (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o chemical procurement, distribution and tracking (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o solvent supplies (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o gas cylinders pick-up and delivery (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant);

     o liquid nitrogen refill and delivery (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant);

     o picture framing services (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant);

     o child care and fitness center (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety
         (90) days advance notice from either Landlord or Tenant, provided that Landlord may not elect to cease providing either of such services to Tenant if Landlord continues to provide the applicable service on the Property to others); and

     o project administration (interior construction and design services) (such service shall cease to be provided by Landlord after the Non-Consolidated Date upon ninety (90) days advance notice from either Landlord or Tenant).

Additional Services shall generally be provided in accordance with standards and practices followed by Landlord and Tenant as of the Commencement Date. However, Landlord shall have the right to make reasonable deletions or additions to the Additional Services, or to the standards and practices by which the Additional Services are provided, based on changed needs of the parties or determination that providing a particular service is no longer economically efficient, with Tenant's approval, such approval not to be unreasonably withheld or delayed. In addition, some of the Additional Services, which are noted above, shall be terminated by Landlord upon ninety
(90) days prior written request of either party after the Non-Consolidated Date without regard to the other party's approval.

All costs for providing Additional Services to Tenant shall be charged to Tenant based on Tenant's use of such service at cost plus a reasonable charge for administrative expenses related thereto.

Tenant shall give Landlord written notice of the need for any maintenance or repair for which Landlord is responsible, after which Landlord shall have a reasonable opportunity to perform the maintenance or make the repair, and Landlord shall not be liable for any failure to do so unless such failure continues for an unreasonable time after Tenant gives such written notice to Landlord. Landlord shall use good faith efforts to manage the Property through a qualified Site Manager and utilizing qualified contractors in a cost effective manner. Until the Non-Consolidated Date, Landlord and Tenant shall cooperate to avoid duplication of services provided on the Property and at the Chesterfield site where Landlord and Tenant maintain a similar leasehold relationship except that Tenant is the landlord and Landlord is the tenant. Tenant waives any right to perform maintenance or make repairs for which Landlord is responsible at Landlord's expense except as specifically provided in section 10.7 hereof. Landlord's liability with
                         ------------
respect to any maintenance or repair for which Landlord is responsible shall be limited to the reasonable cost of the maintenance or repair. Notwithstanding the foregoing, if Tenant has notified Landlord on at least four (4) occasions within a calendar year that Landlord has failed, in a material way, to perform a specific material obligation of Landlord under this section 6.1 (with each applying to the same specific material
     -----------
obligation), and Landlord in fact has failed, in a material way, to perform such specific material obligation, then for a period of thirty (30) days after the last of such notifications, Tenant may by notice delivered to Landlord within such 30 day period, require Landlord to hire a third party property management company to act as Site Manager, for up to a two year period (after which time Landlord may again designate the Site Manager) which company may be selected by Tenant provided that such company shall be a qualified property management company which has been in business for at least ten (10) years and which has experience managing large corporate campuses such as the Property and is approved by Landlord, such approval not to be unreasonably withheld, delayed or conditioned. However, during any time during the term of this Lease where the Landlord hereunder is an entity other than Monsanto Company, and such entity has a market capitalization of less than One Billion Dollars ($1,000,000,000.00), the number of notices of failure by Landlord before Tenant's right to designate a property management company as the Site Manager shall be reduced from four (4) to three (3) and the maximum time such property management company may be appointed as the Site Manager shall be increased from two (2) years to four (4) years and all other provisions of the previous sentence shall continue to apply. Subject to section 8.4 hereof, any damage to any part of the Property for which
   -----------
Landlord is responsible that is caused by the negligence or intentional misconduct of Tenant, or any agent, officer, employee, contractor, licensee or invitee of Tenant, shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord. Landlord shall use good faith efforts to manage the Property in accordance with the budget prepared in accordance with section 3.2, however, the failure to prepare or work within
                -----------
the budget shall not affect Tenant' obligation to reimburse Landlord for expenses under section 3.1. Landlord shall also use good faith efforts to
               -----------
manage the Property with the objective of delivering services in a cost effective manner.

                  6.2 Obligations of Tenant. Except as otherwise required by
                      ---------------------
section 6 hereof, Tenant shall, at all times during the term of this Lease
---------
and at Tenant's sole cost and expense, maintain and repair all equipment, trade fixtures and other personal property which are special or unique to Tenant's particular use of the Premises (e.g., greenhouses) and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear excepted. Tenant shall not damage the Premises or disturb the integrity and support provided by any wall. Subject to section 8.4 hereof,
                                                       -----------
the cost of any repair of damage to the Premises caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant shall be paid by Tenant as set forth in section 6.1 hereof. Tenant shall take good
                               -----------
care of the Premises and keep the Premises free from dirt, rubbish, waste and debris at all times. Tenant shall not overload the floors in the Premises or exceed the load-bearing capacity of the floors in the Premises.

                  6.3 Surrender. Tenant shall, at the end of the term of
                      ---------
this Lease, whether by termination or expiration, and with respect to any areas which are vacated by Tenant due to any partial termination hereof or otherwise, surrender the Premises in broom clean condition free of any waste or damage caused by Tenant. In addition, with respect to any portions of the Premises that were altered or re-configured by Tenant following the Commencement Date, with Landlord's approval thereof conditioned, pursuant to section 7.1 hereof, upon such portion being altered, remodeled or restored,
-----------
upon surrender, Landlord may require such portions of the Premises to either, at Tenant's election, (i) be altered and remodeled by Tenant to a white box, marketable condition reasonably agreed to by Landlord, or (ii) be restored to the condition of the Premises on the Commencement Date of this Lease. If Tenant has constructed any buildings or other improvements on the Property following the Commencement Date, Landlord shall accept such improvements and buildings upon surrender, unless Landlord conditioned its approval for any such improvements or buildings pursuant to section 7.1(a)
                                                            --------------
hereof upon retrofit or removal at the end of the term in which case Landlord may require Tenant to either, at Tenant's election, (i) reasonably modify non-marketable components of such building or improvements as specified by Landlord, (ii) raze the building (in the case of a building constructed by Tenant) or remove such improvements (in the case of other improvements), clear all debris, render the site safe and sightly, provide documentation reasonably required by Landlord that the subject area is in compliance with all laws, and, to the extent reasonably possible, restore any prior landscaping, sod, parking areas, drives or other improvements which existed prior to Tenant's construction. To the extent any building or other improvement is under construction by Tenant at the time Tenant elects to terminate, Landlord may require Tenant to either, at Tenant's election,
(i) complete such construction in accordance with plans reasonably approved by Landlord or (ii) raze the building and improvement, clear all debris, render the site safe and sightly, provide documentation reasonably requested by Landlord that the Premises is in compliance with all laws, and, to the extent reasonably possible, restore any prior landscaping, sod, parking areas, drives or other improvements which existed prior to Tenant's construction. If Tenant fails to complete the work required hereunder prior to the effective date of termination, then Landlord may elect one or more of the following remedies: (i) obtain an injunction to force Tenant to complete the work; (ii) damages; (iii) specific performance; (iv) perform or complete the work and recover the total reasonable cost thereof, including interest on unpaid amounts as provided for in section 3.4 hereof, from Tenant, or (v)
                                     -----------
any other remedy available at law or in equity. If Tenant does not vacate and surrender the Premises upon expiration, termination or other vacation provided for hereunder, Tenant shall be a holdover tenant, in which event the provisions of section 2.4 hereof shall apply.
                  -----------

                                  ARTICLE 7
                                  ---------
                   Alteration of the Premises or Property
                   --------------------------------------

                  7.1 Alterations by Tenant. Tenant shall not make any
                      ---------------------
alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent, which consent shall not be unreasonably withheld provided Tenant complies with the requirements of this Article 7. Notwithstanding the preceding sentence, Tenant may make such interior, non-structural alterations, additions or improvements without Landlord's consent only if the total cost of such alterations, additions or improvements (in the aggregate based upon the total project cost, including soft costs and contingencies, for each project to be undertaken by Tenant) is one hundred thousand dollars ($100,000) or less and such alterations, additions or improvements will not materially affect the structural, exterior or roof elements of the Property or the mechanical, electrical, HVAC, safety, security or plumbing systems of the Property, but Tenant shall give prior written notice of any such alterations, additions or improvements to Landlord. All alterations, additions and improvements in or to the Premises to which Landlord consents shall be made by Tenant at Tenant's sole cost and expense as follows:

                  (a) Tenant shall submit to Landlord along with any request for consent to an alteration and any notice of an alteration for which consent is not required, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by responsible licensed architect(s) and engineer(s), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect any systems, components or elements of the Property, and shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Property. Such plans shall also include rules and regulations to be incorporated into a construction contract with the contractor designed to avoid interference caused by construction, protect safety and regulate construction staging areas. All work done on the Property by Tenant shall utilize union labor exclusively unless Landlord otherwise agrees. Landlord shall have a continuing right to supervise any such construction by Tenant. Landlord shall not unreasonably withhold consent to any alteration, addition or improvement provided that it (i) will not materially reduce or materially, adversely affect the value, marketability or development opportunities (except with respect to construction in Expansion Areas, as hereinafter defined) of the Property, or Landlord's campus upon which the Property is located, (ii) will not cause material interference with Landlord's or its tenants' operations on the Property,
(iii) will not cause any material increase in Operating Expenses (unless Tenant agrees in writing to pay 100% of such increase in accordance with section 7.1(d) hereof), and (iv) does not adversely affect the structural,
--------------
exterior or roof elements of the Property or the mechanical, electrical, plumbing or life safety systems of the Property and (v) shall be architecturally harmonious with the remainder of the building and other improvements on the Property. If Landlord reasonably determines that an alteration, addition or improvement requested by Tenant is specific to Tenant's business so that it will materially diminish the marketability of the space affected thereby to other users, Landlord shall have the right to condition its consent to such alteration, addition or improvement upon Tenant agreeing to reasonably modify the affected space upon the termination of this Lease (or, if applicable, the earlier partial termination of this Lease with respect to the affected space in accordance with section 6.3).
                                                            -----------
Landlord and Tenant agree that basic laboratories and basic office space shall not be considered non-marketable for purposes of this section 7.1, but
                                                            -----------
that specialized laboratories, greenhouses, growth chambers, animal facilities and pilot plant facilities shall be considered non-marketable. Landlord and Tenant agree to reasonably cooperate with each other with respect to zoning, permitting and governmental approvals related to efforts to maximize the development opportunities on the Property.

                  (b) Tenant shall obtain all required permits for the work. Tenant shall engage responsible licensed contractor(s) to perform all work who shall carry reasonable insurance. Tenant shall perform all work in accordance with the plans and specifications approved by Landlord, in a good and workmanlike manner, in full compliance with all applicable laws, codes, ordinances, rules and regulations, and free and clear of any mechanics' liens. Tenant shall pay for all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Tenant shall pay to Landlord all reasonable third party fees, costs and expenses incurred by Landlord in connection with the review, approval and supervision of any alterations, additions or improvements made by Tenant. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of the design of any work, construction of any work, or delay in completion of any work performed by, or at the direction, of Tenant.

                  (c) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least five (5) business days prior to such date. Tenant shall keep the Premises and the Property free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Tenant shall have the right to contest the amount or validity of any such lien, provided Tenant gives prior written notice of such contest to Landlord, prosecutes such contest by appropriate proceedings in good faith and with diligence, and, upon any action to enforce or execute upon such lien or, upon Landlord's request if Landlord is attempting to finance (including sale leaseback transactions) or sell the Property or any portion of it, (i) furnishes such bond as may be required by law to eliminate such lien or (ii) causes a title company to insure over such lien for the benefit of Landlord and any buyer or lender, or (iii) furnish such other security as Landlord may reasonably approve to protect the Premises and the Property from such lien. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Property from such liens, and to take any other action Landlord deems necessary to remove or discharge, at the expense of Tenant, any liens or other encumbrances that Tenant is required to eliminate, remove or provide security against, but fails to do so.

                  (d) If any alteration, addition or improvement to the Premises made by Tenant increases Operating Expenses, Tenant shall be responsible for the payment of such increase. To the extent such increase represents a one time or infrequent expense, Landlord may bill Tenant for the amount of such increase and Tenant shall pay the same within sixty (60) days following delivery of invoice. To the extent such increase represents an on-going increase in Operating Expenses, Landlord may include the amount of such increase in the amount charged to Tenant on a monthly basis for Tenant's allocable share of Operating Expenses. Similarly, if any alteration, addition or improvement made by Landlord, other than changes which are to common areas or which are of some utility to

Tenant, causes any increase in Operating Expenses, Tenant shall not be responsible to pay Tenant's Percentage Share of such increase, unless the increased cost is offset by a reduction in Tenant's Percentage Share.

                  (e) No alteration to the Premises by Tenant shall materially interfere with the use and enjoyment of the Property (other than the Premises) by Landlord or any persons or entities occupying any portion of the Property through Landlord, so long as Landlord and such other persons are using the Property for office and/or research purposes. If and to the extent Landlord or such other persons or entities are using the Property for lawful purposes other than office and research, Tenant shall exercise good faith and commercially reasonable efforts to prevent any alterations to the Premises made by Tenant from materially interfering with such other uses.

                  7.2 Landlord's Property. All alterations, additions,
                      -------------------
fixtures and improvements, whether temporary or permanent in character, made in or to the Premises by Landlord or Tenant (other than personal property and trade fixtures owned by Tenant), shall no later than the termination of this Lease, become part of the Property and Landlord's property. Upon termination of this Lease, Landlord shall have the right, at Landlord's option, by giving written notice to Tenant at any time before or within sixty (60) days after such termination, to retain all such alterations, additions, fixtures and improvements in the Premises, without compensation to Tenant, or to remove all such alterations, additions, fixtures and improvements from the Premises, repair all damage caused by any such removal, and restore the Premises to the condition in which the Premises existed before such alterations, additions, fixtures and improvements were made, and if Landlord has the right to require Tenant to perform such work under section 6.3 or section 2.3 hereof, and Tenant failed to do so, Tenant
      -----------    -----------
shall pay to Landlord, upon billing by Landlord, the reasonable cost of such removal, repair and restoration (including any other reasonable, third party costs incurred by Landlord in connection with such removal). All movable furniture, equipment, trade fixtures, computers, office machines and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such movable furniture, equipment, trade fixtures, computers, office machines and other personal property from the Property and repair all damage caused by any such removal, and if not removed within thirty (30) days following termination of this Lease, such personal property shall, consistent with section 10.6
                                                          ------------
hereof, be deemed abandoned and become the property of Landlord. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 7.2 to be performed after such termination.
-----------

                  7.3 Alterations to Common Areas. No alteration to common
                      ---------------------------
areas, except those requested by Tenant, shall materially and adversely interfere with Tenant's use of the Property for offices and research purposes other than temporary interference during construction periods. If Landlord adds any buildings or additions to the Property (other than buildings or additions for the sole benefit of Tenant), Landlord shall, at its sole expense, construct such additional parking on the Property as is required by applicable law to service the parking needs of such buildings or additions. Upon Tenant's request, Landlord will alter common areas at Tenant's sole cost provided that (i) Tenant submits plans and specifications for such alteration along with reasonably detailed cost estimates; (ii) the alteration will not, in Landlord's reasonable opinion, increase Operating Expenses or any other expenses, or Tenant shall agree by written amendment to this Lease to pay such increase; (iii) the alteration shall not in Landlord's reasonable opinion materially interfere with the use, enjoyment and operations of Landlord and its tenants; (iv) the alteration shall comply with all laws; (v) the alteration shall not materially diminish the use, marketability, value, or development opportunities of the Property in Landlord's reasonable opinion; (vi) the alteration shall be architecturally harmonious with the remainder of the Property in Landlord's reasonable opinion; (vii) Tenant shall agree to pay all costs of such alteration; and
(viii) in the event such alteration is expected to cost Five Million Dollars ($5,000,000.00) or more in the total aggregate project costs, including soft costs and contingencies or in the event the Tenant at such time no longer is Monsanto Company or no longer maintains a market capitalization in excess of One Billion Dollars ($1,000,000,000.00), then Tenant shall provide Landlord with reasonable security for the payment thereof including a construction disbursing agreement with a title company of Landlord's choice whereby Tenant would escrow no less than one hundred twenty-five percent (125%) of the total costs and cause such title company to insure over mechanics liens related to such construction at Tenant's cost or such other security, such as an irrevocable letter of credit, which Landlord reasonably accepts.

                  7.4 Alterations Triggered By A Change In Control. For
                      --------------------------------------------
purposes of this Lease, any of the following transfers on a cumulative basis shall constitute a "Change in Control": (i) if a party is a corporation, the transfer of more than forty-nine percent (49%) of the stock of the corporation; (ii) if a party is a partnership, the transfer of more than forty-nine percent (49%) of the capital or profits interest in the partnership; (iii) if a party is a

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

trust, the transfer of more than forty-nine percent (49%) of the beneficial interest under the trust; (iv) if a party is a limited liability company, the transfer of more than forty-nine percent (49%) of the membership interests; (v) if a party is any other type of entity, the transfer of more than forty-nine percent (49%) of the equity interests; or (vi) any merger involving a party where such party is not the surviving entity or where such party is the surviving entity but there is a material change in the persons or entities controlling such party as a result of such merger. In the event of any Change in Control of either Landlord or Tenant which results in either party being controlled by a competitor of the other, the parties agree to cooperate in good faith to make modifications to the access and security systems serving the Property to lessen potential adverse competitive impacts caused by the cohabitation of competitive businesses on the same campus all at the sole cost of the party that did not have the Change in Control which triggered the obligation.

                  7.5 Expansion Rights. The parties have designated an area
                      ----------------
("Expansion Area") on Exhibit D, attached hereto and made a part hereof,
                      ---------
which upon Tenant's written election, may be made part of the Premises and which is designated for future construction by Tenant. After Tenant has elected to add the Expansion Area to the Premises, Tenant shall be allowed to construct a building on the Expansion Area provided that all requirements in section 7.1 and 7.2 hereof relating generally to alterations shall apply
   -------------------
to such construction. Tenant shall be solely responsible for all construction costs, and in the event such construction is expected to cost Five Million Dollars ($5,000,000.00) or more in total aggregate project costs, including soft costs and contingencies, or in the event the Tenant at such time is no longer the Monsanto Company or no longer maintains a market capitalization in excess of One Billion Dollars ($1,000,000,000.00), Tenant shall provide Landlord with security reasonably approved by Landlord at Tenant's sole cost to insure that (i) the construction is completed in accordance with all laws, in a good and workmanlike manner and in accordance with plans and specifications which shall be attached to the lease amendment, (ii) that all costs of construction are promptly paid for and
(iii) that no mechanics, materialmens or other liens are filed against the Property. Such security may include without limitation, mechanics lien coverage from a title company, reasonable construction escrows and disbursing agreements with a title company, reasonable payment and performance bonds and/or irrevocable letters of credit. Tenant may construct sufficient parking on the Expansion Area to service the parking needs of any buildings construction on the Expansion Area so that the overall parking ratio on the Property is not reduced. Tenant may construct such additional needed parking on common areas if it cannot be constructed on the Expansion Area provided that all requirements of this section 7.5 are otherwise
                                            -----------
satisfied with respect to such parking construction, the area of such parking is approved by Landlord (such approval not to be unreasonably withheld) and such construction does not materially impair or diminish Landlord's development opportunities on the Property. After Tenant's election to add the Expansion Area to the Premises and prior to the commencement of construction on the Expansion Area, Landlord and Tenant shall amend this Lease to adjust the Exhibits which describe the Premises, adjust Tenant's Percentage Share (based upon approved plans for construction on the Expansion Area, as and when such plans are approved) and to confirm the increase to Base Rent under section 3.1(e) hereof. Upon the assignment
                                --------------
of this Lease by Tenant (other than to an Affiliate of Tenant) or the sublease of more than thirty-three percent (33%) of the Premises (other than to an Affiliate of Tenant), this section 7.5 shall automatically terminate
                                 -----------
and be of no further force or effect.

                                  ARTICLE 8
                                  ---------
                        Indemnification and Insurance
                        -----------------------------

                  8.1 Damage or Injury. Landlord shall not be liable to
                      ----------------
Tenant, and Tenant hereby waives all claims against Landlord, for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises or the Property arising out of events occurring or conditions that came into existence during the term of this Lease, except to the extent caused by the negligence or willful misconduct of Landlord or Landlord's agents, officers, employees, contractors, tenants, invitees or licensees (such persons or entities not to include Tenant or its agents, officers, employees, contractors, subtenants, invitees or licensees) or out of any Landlord Default. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements (collectively, "Losses"), arising from or related to any use or occupancy of the Premises by Tenant or its agents, officers, employees, contractors, invitees or licensees, or any condition of the Premises arising from an act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees, or any default in the performance of Tenant's obligations under this Lease, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including

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

employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (except to the extent caused by the negligence or willful misconduct of Landlord or Landlord's agents, officers, employees, contractors, tenants [such persons or entities not to include Tenant or its agents, officers, employees, contractors, tenants, invitees or licensees, or out of any Landlord Default]) or occurring in, on or about any part of the Property other than the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. Notwithstanding the foregoing, (i) Tenant's indemnity obligations under this section 8.1 shall
                                                         -----------
only apply to Losses to the extent such Losses were not caused by or arise out of the negligence or willful misconduct of Landlord or its agents, officers, employees, contractors, tenants, subtenants, invitees or licensees (such persons or entities not to include Tenant or its agents, officers, employees, contractors, subtenants, invitees or licensees) during the term of this Lease, or out of any Landlord Default; (ii) Tenant's indemnity obligations under this section 8.1 shall not apply to any liability caused
                       -----------
by or arising out of events occurring or conditions that existed prior to the Commencement Date if such liability is covered by the Separation Agreement; and (iii) nothing in this section 8.1 shall limit the parties
                                     -----------
respective indemnity rights and obligations under section 4.3 hereof. This
                                                  -----------
section 8.1 shall survive the termination of this Lease with respect to any
-----------
event, act, occurrence, damage, death, injury, act or omission occurring prior to such termination.

                  8.2 Insurance Coverages and Amounts. Tenant shall, at all
                      -------------------------------
times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this section 8.2. Tenant shall maintain commercial general liability
     -----------
insurance, including contractual liability, broad form property damage liability, fire legal liability, premises and completed operations, and medical payments, with limits not less than one million dollars ($1,000,000) per occurrence and aggregate, insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Property. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Any general aggregate shall apply on a per location basis. Tenant shall maintain business auto liability insurance with limits not less than one million dollars ($1,000,000) per accident covering owned, hired and non-owned vehicles used by Tenant. Tenant shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits not less than five million dollars ($5,000,000) per occurrence and aggregate. Tenant shall carry workers' compensation insurance for all of its employees in statutory limits in the state in which the Property is located and employers liability insurance which affords not less than five hundred thousand dollars ($500,000) for each coverage. Tenant shall maintain all risk property insurance for any building or other improvement constructed on an Expansion Area, all personal property of Tenant and improvements, fixtures and equipment constructed or installed by Tenant in the Premises in an amount not less than the full replacement cost. If required by Landlord, Tenant shall maintain plate glass insurance coverage against breakage of plate glass in the Premises. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

                  8.3 Insurance Requirements. All insurance and all renewals
                      ----------------------
thereof required to be obtained by Tenant hereunder shall be issued by financially sound companies approved by Landlord, such approval not to be unreasonably withheld or delayed, and authorized to do and doing business in the state in which the Property is located. Each policy of Tenant's insurance shall expressly provide that the policy shall not be canceled or materially altered without thirty (30) days prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All liability insurance of Tenant (except employers liability) shall name Landlord and any other parties designated by Landlord (including any investment manager, asset manager or property manager) as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. All property insurance of Tenant shall name Landlord as loss payee as respects Landlord's interest in any improvements and betterments. Tenant shall deliver certificates of insurance, acceptable to Landlord, to Landlord by the complete execution of this Lease and at least ten (10) days before expiration of each policy. If Tenant fails to insure or fails to furnish any such insurance certificate, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay to Landlord on written demand, as additional rent, all premiums paid by Landlord. Notwithstanding the foregoing, Tenant's liability insurance (i) shall only insure

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

Landlord to the extent the insurance company is responsible for the payment of the claim without reimbursement from Tenant through a deductible or otherwise, and (ii) shall not prevent Tenant or Tenant's insurer from taking action against Landlord's insurer to defend a claim or cover a loss caused, or alleged to have been caused, in whole or in part, by the negligence or intentional misconduct of Landlord.

                  8.4 Subrogation. Tenant waives, on behalf of all insurers,
                      -----------
under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord and releases Landlord from such insured claims to the extent the insurance company is required to pay such claims (i.e., excluding that portion of an insured claim which the insurance company is not required to pay [or is reimbursed by Tenant] due to a deductible or through a self reinsurance program, or similar program, maintained by the insured). Landlord waives, on behalf of all insurers under all policies of property insurance now or hereafter carried by Landlord insuring or covering the Property, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Landlord against Tenant and releases Tenant from such insured claims to the extent the insurance company is required to pay such claims (i.e., excluding that portion of an insured claim which the insurance company is not required to pay [or is reimbursed by Tenant] due to a deductible or through a self reinsurance program, or similar program, maintained by the insured). Each party shall procure from each of the insurers under all policies of property insurance now or hereafter required to be carried hereunder, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of the insured party against the other party as required by this section 8.4. Notwithstanding the
                                            -----------
foregoing, this section 8.4 shall not prevent a party or a party's insurer
                -----------
from taking action against the other party's insurer to cause such other party's insurer to defend a claim and/or cover a loss caused, or alleged to have been caused, in whole or in part, by the negligence or intentional misconduct of such other party.

                  8.5 Landlord Insurance Requirements. Landlord shall, at
                      -------------------------------
all times during the term of this Lease, secure and maintain:

                 (a) All risk property insurance coverage for any building or improvement on the Property except those required to be insured by Tenant hereunder in an amount not less than the full replacement cost. Neither party shall be obligated to insure any furniture, equipment, trade fixtures, machinery, goods, or supplies which the other party may keep or maintain in the portion of the Property occupied by such party, or any alteration, addition or improvement which the other party may make upon the portion of the Property occupied by such party. If the annual cost to Landlord for such insurance exceeds the standard rates because of any material change in the nature of Tenant's operations, Tenant shall, upon the receipt of appropriate invoices, reimburse Landlord for such increased cost.

                 (b) Commercial general liability insurance, including contractual liability, broad form property damage liability, fire legal liability, premises and completed operations, and medical payments, with limits not less than one million dollars ($1,000,000) per occurrence and aggregate, insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Property. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Any general aggregate shall apply on a per location basis. Such insurance shall be in addition to, and not in lieu of, insurance required to be maintained by Tenant.

                 (c) Landlord shall maintain business auto liability insurance within limits not less than one million dollars ($1,000,000) per accident covering owned, hired and non-owned vehicles used by Landlord. Landlord shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits not less than five million dollars ($5,000,000) per occurrence and aggregate. Landlord shall carry worker's compensation insurance for all of its employees in statutory limits in the state in which the Property is located and employer's liability insurance which afford not less than five hundred thousand dollars ($500,000) for each coverage.

                 (d) All insurance and all renewals thereof required to be obtained by Landlord hereunder shall be issued by financially sound companies authorized to do and doing business in the state in which the Property is located. Each policy of Landlord's insurance shall expressly provide that the policy shall not be cancelled or materially altered without thirty (30) days prior written notice to Tenant and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Tenant and such period of thirty (30) days shall have expired. All liability insurance of Landlord (except employer's liability) shall have Tenant as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Tenant, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Tenant, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Tenant. Landlord shall deliver certificates of insurance, acceptable to Tenant, to Tenant by the complete execution of this Lease and at least ten (10) days before the expiration of each policy. Notwithstanding the foregoing, Landlord's liability insurance
(i) shall only insure Tenant to the extent the insurance company is responsible for the payment of the claim without reimbursement from Landlord through a deductible or reimbursement, and (ii) shall not prevent Landlord or Landlord's insurer from taking action against Tenant's insurer to defend a claim or cover a loss caused, or alleged to have been caused, in whole or in part, by the negligence or intentional misconduct of Tenant.

                                  ARTICLE 9
                                  ---------
                           Assignment or Sublease
                           ----------------------

                  9.1 Prohibition. Tenant shall not, directly or indirectly,
                      -----------
without the prior written consent of Landlord (which consent shall not be unreasonably withheld), assign this Lease or any interest herein, or sublease or license the Premises or any part thereof or permit the use or occupancy of the Premises by any person, organization or entity other than Tenant. Tenant shall not, directly or indirectly, without the prior written consent of Landlord, pledge, mortgage or hypothecate this Lease or any interest herein. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord, except as a result of any Change in Control of Tenant which shall not be deemed an assignment for purposes hereof and shall not require Landlord's consent. Any of the foregoing acts, without such prior written consent of Landlord, shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Tenant agrees that the instrument by which any assignment, sublease or license to which Landlord consents is accomplished shall expressly provide that the assignee, subtenant or licensee will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease or license, only insofar as such covenants relate to the portion of the Premises subject to such sublease or license) as and when performance is due after the effective date of the assignment, sublease or license and that Landlord will have the right to enforce such covenants directly against such assignee, subtenant or licensee. Any purported assignment, sublease or license without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee, subtenant or licensee of all such covenants. Landlord shall not withhold consent to any request to assign this Lease, including by operation of law, or sublease or license all or part of the Premises to an entity affiliated within Tenant which entity is controlled by, controls or is under common control with Tenant ("Affiliate of Tenant") and which entity shall not use the Premises in any way which is a material departure from the historical use (or any natural evolution of such historical use) of the Premises by Tenant. Without limiting the foregoing, any assignment, sublease or license by Tenant, even to an Affiliate of Tenant, shall comply with Article 4 hereof.
                                             ---------

                  9.2 Landlord's Consent or Termination. If Tenant wishes to
                      ---------------------------------
assign this Lease or sublease (or license) all or any part of the Premises Tenant shall give written notice to Landlord identifying the intended assignee or subtenant (licensee) by name and address and specifying all of the terms of the intended assignment or sublease (license). Tenant shall give Landlord such additional information concerning the intended assignee or subtenant (licensee) (including complete financial statements and a business history) and the intended assignment or sublease (license) (including true copies thereof) as Landlord reasonably requests. Landlord shall not base any refusal to consent upon the quality of a proposed subtenant's (licensee's) financial strength if such subtenant (licensee) is an Affiliate of Tenant or if such subtenant (licensee) has a mutually beneficial business relationship with Tenant, in addition to the real estate transaction relating to the Premises, and the operations of such subtenant (license) on the Premises contribute to such mutually beneficial business relationship. If a request for consent to a subletting (licensing) or assignment is to a person or entity other than an Affiliate of Tenant then for a period of thirty (30) days after such written notice is given by Tenant, Landlord shall have the right, by giving written notice to Tenant,
(a) to consent in writing to the intended assignment or sublease (license), unless Landlord reasonably determines not to

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

consent, or (b) to terminate this Lease with respect to the areas Tenant wishes to sublease or license (not including areas previously subleased or licensed) if such areas constitute, in the aggregate with other areas therein then subleased or licensed, more than twenty-five percent (25%) of the usable square footage comprising the Premises (and the definition of Premises, the Base Rent, Tenant's Percentage Share and such other provisions as reasonably necessary shall be adjusted accordingly by an amendment to this Lease which Landlord and Tenant shall execute) or terminate the whole Lease in the case of an assignment request, which termination shall be effective as of the date on which the intended assignment or sublease (license) would have been effective if Landlord had not exercised such termination right. If Landlord exercises its right to terminate this Lease pursuant to this section 9.2 (either with respect to a portion of the
                 -----------
Premises or the entire Premises), Landlord shall accept the applicable portion of the Premises in its then current condition provided the then current condition is then in compliance with the terms hereof and that Tenant has performed its obligations with respect to the condition of the Premises and Tenant shall not be required to alter, remodel or restore the Premises in accordance with section 7.1(a) hereof; provided that Tenant
                            --------------
shall comply with the other requirements of section 6.3 and Article 7
                                            -----------     ---------
hereof.

                  9.3 Completion. If Landlord consents in writing, Tenant
                      ----------
may complete the intended assignment or sublease (license) subject to the following covenants: (a) the assignment or sublease (license) shall be on the same terms, in all material respects, as set forth in the written notice given by Tenant to Landlord, (b) no assignment or sublease (license) shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease (license), in compliance with section 9.1 hereof, has been
                                          -----------
delivered to Landlord, and (c) all "excess rent" (as hereinafter defined) derived from such assignment or sublease (license) (except as permitted in section 9.5 below) shall be paid to Landlord. Such excess rent shall be
-----------
deemed to be, and shall be paid by Tenant to Landlord as additional rent. Tenant shall pay such excess rent to Landlord immediately as and when such excess rent is paid to Tenant. As used in this section 9.3, "excess rent"
                                               -----------
shall mean the amount by which the total money and other economic consideration to be paid by the assignee or subtenant (licensee) as a result of an assignment or sublease (license), whether denominated rent or otherwise, exceeds, in the aggregate, the total amount of rent and other charges hereunder which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment, sublease or license), less only the reasonable costs paid by Tenant for additional improvements installed in the portion of the Premises subject to such assignment, sublease or license by Tenant at Tenant's sole cost and expense for the specific assignee or subtenant (licensee) in question and reasonable leasing commissions and other reasonable third party expenses paid by Tenant in connection with such assignment, sublease or license, without deduction for carrying costs due to vacancy or otherwise. The provisions of subsection (c) of this section 9.3
                                                               -----------
shall not apply to an assignment or subletting to an Affiliate of Tenant.

                  9.4 Tenant Not Released. No assignment or sublease or
                      -------------------
license whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. No assignment or sublease or license shall amend or modify this Lease in any respect, and every assignment, sublease and license shall be subject and subordinate to this Lease. The acceptance of rent by Landlord from any other person, organization or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment, sublease, or license. Tenant shall pay to Landlord all reasonable, third party costs and shall reimburse Landlord for all reasonable third party expenses incurred by Landlord in connection with any assignment, sublease or license requested by Tenant. If any assignee, subtenant, licensee or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant, licensee or successor. Landlord may consent to subsequent assignments, subleases or licenses or amendments or modifications to this Lease with assignees, subtenants, licensees or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease as and to the extent such liability exists hereunder, but any such lease amendment shall not cause the scope of Tenant's liability to increase. Tenant shall be liable during any extension period exercised hereunder even if exercised by an assignee. However, if when Tenant assigns this Lease Tenant does not assign any extension rights and expressly excludes the same from the assignment document and notifies Landlord of same, then all extension rights hereunder shall expire and such assignee would only be able to extend the term hereof by agreement with Landlord, in which case, Tenant shall not be liable for liability accruing during any such extension periods.

                  9.5 Landlord Leasing and Other Action. If Landlord desires
                      ---------------------------------
to lease a portion of the Property it occupies and such area, in the aggregate along with other areas then being leased, includes more than twenty-five percent (25%) of the usable square footage of building floor area comprising the Property (excluding the Premises) other than in connection with a sale/leaseback or other lease based financing arrangement and other than to an entity that controls, is controlled by or is under common control with landlord ("Affiliate of Landlord"), Landlord shall offer to lease such area which it desires to lease, excluding those areas already leased at such time, to Tenant first and upon notice of such offer Tenant may, by delivering written notice to Landlord within thirty (30) days after receipt of Landlord's offer, elect to add such area to the Premises. If Tenant elects to add such area to the Premises, Landlord and Tenant shall execute an amendment to this Lease to amend the definition of Premises, increase the Base Rent based upon the additional square feet of usable building floor area at the same rent per square foot of usable building floor area Tenant is then obligated to pay on the remainder of the Premises, subject to escalation, increase Tenant's Percentage Share, provide for the construction of necessary demising walls for the new addition to the Premises at Tenant's sole cost, and provide for such other adjustment as reasonably necessary. Landlord shall not in connection with leasing any portion of the Property, materially interfere with Tenant's operations on the Premises. Any lease for a portion of the Property entered into between Landlord and another tenant which tenant is an Affiliate of Landlord shall contain a provision which requires the rent paid under such lease, if below fair market rental value, to escalate to a fair market rental value upon the acquisition by Tenant of the space leased under such lease pursuant to section 15.6 hereof and shall contain a reasonable mechanism for determining
------------
a fair market rental value based on an appraisal or appraisals. Landlord shall not enter into any lease with a tenant other than Tenant (except in connection with a sale/leaseback or other lease based financing agreement) for a portion of the Property consisting of twenty-five percent (25%) or more of the usable square footage of building floor area comprising that portion of the Property which excludes the Premises, for a term exceeding seven (7) years at a rental which is more than thirty-three percent (33%) below the fair market rental value for such space, as determined by an appraisal prepared by an independent, qualified MAI appraiser at the time such lease is entered into unless, such lease includes a provision allowing the landlord thereunder to terminate the lease and/or escalate the rental to a fair market rental (with a reasonable mechanism for determining a fair market rental value based on an appraisal) at such time as Tenant acquires the space leased under such lease pursuant to section 15.6 hereof. Such
                                              ------------
leases which are not more than thirty-three percent (33%) below fair market rental value at the time of execution but which nevertheless become more than thirty-three percent (33%) below fair market rental value over time shall not be required to include the escalation/termination provision. Landlord shall not enter into any lease (except in connection with a sale/leaseback or other lease based financing arrangement) which contains an option for the lessee to purchase the Property unless such lease specifies that such lease or option shall terminate upon the acquisition of the Property by Tenant under section 15.6(b) hereof. Except as specifically set
                         ---------------
forth in this section 9.5, no lease entered into by Landlord shall terminate
              -----------
or otherwise be adversely affected by Tenant's acquisition of the Property pursuant to any right granted herein.

                                 ARTICLE 10
                                 ----------
                       Events of Default and Remedies
                       ------------------------------

                  10.1 Default by Tenant. The occurrence of any one or more
                       -----------------
of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

                  (a) Tenant fails to pay any Base Rent, or any additional monthly rent under Article 3 hereof, or any additional rent or other amount
                   ---------
of money or charge payable by Tenant hereunder as and when such rent becomes due and payable and such failure continues for more than five (5) days after Landlord gives written notice thereof to Tenant; or

                  (b) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than thirty (30) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of thirty (30) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of thirty (30) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach.

         The occurrence of the following events shall not in and of themselves be considered an Event of Default in the absence of another Event of Default but the occurrence of any of them shall allow, notwithstanding any provision in this Lease to the contrary, the Landlord to immediately cease or cause Tenant and/or its contractors to cease any construction or improvements on the Premises being done by Landlord or Tenant until such time as Tenant provides such security reasonably approved by Landlord for completion and payment, and Landlord may consider the effect of bankruptcy laws and other laws in evaluating such security (this shall not be construed to allow Landlord to cease performing ordinary maintenance, repair and replacement obligations hereunder absent an Event of Default hereunder):

                  (a) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, or (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property; or

                  (b) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within sixty (60) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or
(iii) ordering the dissolution, winding-up or liquidation of Tenant; or

                  (c) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within sixty (60) days.

                  10.2 Termination/Remedies. If an Event of Default occurs
                       --------------------
then, subject to section 15.15 hereof, Landlord shall have the right at any
                 -------------
time to terminate this Lease by written notice or to terminate Tenant's right to possession of the Premises by written notice. Upon such termination of this Lease or of Tenant's right to possession, Landlord shall have, in addition to all remedies available at law or in equity, the full and immediate right to possession of the Premises and, to the extent permitted by law now or at such time, Landlord shall have the right to recover from Tenant all unpaid rent which had been earned at the time of termination, all unpaid rent for the balance of the term of this Lease after termination (less the reasonable rental value of the Premises for such period, all discounted to then present value at 8.0% per annum), and all other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including without limitation, a limited right to consequential damages. In order for Landlord to recover consequential damages against Tenant, the act or omission giving rise to such consequential damage claim must have been committed by Tenant in bad faith through willful misconduct. Absent a finding of such bad faith and willful misconduct on Tenant's part, Landlord waives any claim to consequential damages. In addition, and notwithstanding the foregoing to the contrary, Landlord's right to recover an award for damages, whether actual or consequential (excluding damages related to payment of Base Rent and additional rent) shall be limited to and shall not exceed Two Hundred Million Dollars ($200,000,000.00). Further notwithstanding the foregoing, the maximum damages that Landlord may recover for Base Rent and additional rent related to time periods following the termination of this Lease or following termination of Tenant's right to possession of the Premises, shall be limited to three years of Base Rent and additional rent or that amount which Landlord is able to recover by applicable law, whichever is less.

                  10.3 Continuation. Subject to section 15.15 hereof, if an
                       ------------             -------------
Event of Default occurs and is continuing, this Lease shall continue in effect for so long as Landlord does not terminate this Lease and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease and all other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease, including without limitation, consequential damages. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

                  10.4 Remedies Cumulative. Except as limited in this Lease
                       -------------------
(including, without limitation, section 15.15 hereof), upon the occurrence
                                -------------
of an Event of Default or upon the occurrence of a default hereunder by Landlord, the non-defaulting party shall have the right to exercise and enforce all rights and remedies granted or permitted by law. The remedies provided for in this Lease are cumulative and in addition to all other remedies available at law or in equity by statute or otherwise. Exercise by Landlord of any remedy shall not be deemed to be an acceptance of surrender of the Premises by Tenant, either by agreement or by operation of law. Surrender of the Premises can be effected only by the written agreement of Landlord and Tenant.

                  10.5 Tenant's Primary Duty. All agreements and covenants
                       ---------------------
to be performed or observed by Tenant under this Lease shall, except as otherwise specifically set forth herein, be at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease and such failure results in an Event of Default, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all costs incurred or paid by Landlord shall be deemed additional rent hereunder and Tenant shall pay the same to Landlord within ten (10) days following written demand, together with interest on all such sums and costs from the date of expenditure by Landlord to the date of repayment by Tenant at the prime rate, as published by The Wall Street Journal plus three percent (3%) or the highest legal
   -----------------------
rate, if less.

                  10.6 Abandoned Property. If Tenant abandons the Premises,
                       ------------------
or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall, after the passage of thirty (30) days from the date of abandonment or dispossession and consistent with section 7.2 hereof, be
                                                    -----------
deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

                  10.7 Landlord Default. If Landlord defaults under this
                       ----------------
Lease, Tenant shall give written notice to Landlord specifying such default with particularity, and Landlord shall have thirty (30) days after receipt of such notice within which to cure such default, or such longer period of time as is reasonably required to cure such default if Landlord is diligently prosecuting such cure after such default notice is delivered by Tenant to Landlord (any such default by Landlord that continues following the giving of the foregoing notice and expiration of the foregoing cure period shall be hereinafter referred to as a "Landlord Default"). In the event of any Landlord Default and, except as set forth hereinbelow, Tenant's exclusive remedy shall be (i) the right to bring an action for actual damages and consequential damages (as limited pursuant to this section
                                                               -------
10.7), (ii) the limited right under Article 6 to designate a new Site
----                                ---------
Manager; (iii) the limited self help rights specifically articulated in section 10.7 hereof; (iv) Tenant's rights under Article 15; (v) Tenant's
------------                                    ----------
limited set off rights as set forth in this section 10.7; and (vi) the right
                                            ------------
to bring an action for injunctive relief and Tenant shall not, and hereby waives any right to, terminate this Lease or abate or set off against rent (except as permitted herein). In order for Tenant to recover consequential damages against Landlord, the act or omission giving rise to such consequential damage claim must have been committed by Landlord in bad faith through willful misconduct. Absent a finding of such bad faith and willful misconduct on Landlord's part, Tenant waives any claim to consequential damages. In the event of Landlord Default related to its obligations set forth in Article 6 hereof, and such default is not cured within thirty (30)
         ---------
days (or such longer period of time if reasonably required to cure such default if Landlord is diligently prosecuting such cure) after notice is delivered by Tenant to Landlord of such default (which such notice shall reference this self help right), Tenant may elect to cure the applicable Landlord Default and Landlord shall pay the reasonable, third party costs thereof, including interest thereon from the date of expenditure at the prime rate, as published by The Wall Street Journal plus three percent (3%)
                            -----------------------
or the highest legal rate, if less, but Tenant may not abate or set off such amounts from rent due hereunder unless and until either (i) Landlord acknowledges that it owes the amount claimed by Tenant in writing or (ii) Tenant has obtained a final, non-appealable award from an arbitrator, if the parties have submitted to binding arbitration, confirming that Landlord owes such amount to Tenant, at which time Tenant may set off the reasonable, third party costs of curing Landlord's default ("Tenant's Self Help Costs") each month against only fifty percent (50%) of monthly Base Rent until paid, or if the time remaining in the term, as it may be extended by Tenant, is such that Tenant cannot fully recover such amount from fifty percent (50%) of Base Rent, then against all Base Rent until paid. Tenant may cure any defaults by Landlord under Article 6 prior to the
                                                     ---------
expiration of the applicable cure period set forth above if Tenant reasonably deems the situation to be an emergency (meaning an immediate threat to persons or substantial property) but Landlord shall not be obligated to reimburse Tenant for the cost thereof and Tenant may not set off or abate the cost thereof against rent unless: (i) the costs incurred were commercially reasonable; (ii) Tenant notified Landlord through the Site Manager of such emergency in a manner reasonable under the circumstances (in writing if reasonably possible), and, if reasonable under the circumstances, a reasonable opportunity to cure the same; and (iii) Tenant limits its cure actions and the cost thereof to those actions required to eliminate the emergency, as opposed to completely curing the default if such emergency can be eliminated without such complete cure. In addition, Tenant shall have the right until such time as Landlord delivers to Tenant a Set Off Limitation Letter, as defined below, to set off each month against only fifty percent (50%) of monthly Base Rent until paid, or if the time remaining in the term, as it may be extended by Tenant, is such that Tenant cannot fully recover such amount from fifty percent (50%) of Base Rent, then against all Base Rent until paid, any amount which either (i) Landlord acknowledges that it owes to Tenant in writing or (ii) is awarded to Tenant by an arbitrator in a final, non-appealable award, if the parties have submitted to binding arbitration, less any amounts awarded to or otherwise owed to Landlord by Tenant. If Landlord ever attempts to sell or finance the Property (either through conventional deed of trust financing, sale/leaseback, or any other type of loan or financing where the Property is used in any manner to secure the loan), and the lender, landlord, buyer or other party to such transaction requests in writing that Landlord amend Tenant's set off rights herein or indicates in writing that such set off rights are a material impediment to such transaction, Landlord may send a letter ("Set Off Limitation Letter") to Tenant eliminating Tenant's rights to set off from Base Rent any amount other than Tenant's Self Help Costs at which time Tenant's rights to set off from Base Rent any amount other than Tenant's Self Help Costs shall automatically terminate and be of no further force or effect without any further act of Tenant notwithstanding that section 15.7
                                                              ------------
hereof would otherwise require Tenant to execute a written document to amend this Lease. Tenant shall within thirty (30) days of written request from Landlord or any potential buyer or lender (or sale leaseback landlord) execute and deliver an estoppel letter which may be relied upon by Landlord and any potential buyer or lender (or sale leaseback landlord) confirming receipt of the Set Off Limitation Letter and the termination of all set off rights other than Tenant's limited right to set off Tenant's Self Help Costs as allowed hereinabove. The failure of Tenant to deliver such estoppel certificate within such time period shall be a material default. Notwithstanding any other provision of this Lease, Tenant's right to recover an award for damages, whether actual or consequential, shall be limited to and shall not exceed Two Hundred Million Dollars ($200,000,000.00).

                                 ARTICLE 11
                                 ----------
                            Damage or Destruction
                            ---------------------

                  11.1 Restoration. If the Property or the Premises, or any
                       -----------
part thereof, other than improvements and buildings on Expansion Areas, is damaged by fire or other casualty during the term of this Lease, and this Lease is not terminated pursuant to section 11.2 hereof, Landlord shall
                                    ------------
repair such damage and restore the Property and the Premises expeditiously to the extent commercially reasonable, subject to force majeure, in accordance with all laws and to substantially the same condition in which the Property and the Premises existed before the occurrence of such fire or other casualty (excluding any improvements made by or on behalf of Tenant which shall be restored by Tenant) and this Lease shall, subject to this section 11.1, remain in full force and effect. Landlord shall not be
------------
obligated to repair any damage to, or to make any replacement of, any movable furniture, equipment, trade fixtures or personal property in the Premises. Tenant shall not be entitled to any reduction or abatement in rent. Landlord and Tenant shall reasonably cooperate with each other to mitigate any material interference with their respective operations on the Property through temporary relocations if reasonably practical, or other measures designed to mitigate the adverse effect of such casualty event. If any improvements or buildings located on the Expansion Area are damaged by fire or other casualty during the term of this Lease, Tenant shall as soon as practicable, render such Expansion Area safe and shall promptly repair such damage and restore the Expansion Area and all buildings and improvements thereon to substantially the same condition as existed before the occurrence of such fire or other casualty or, Tenant may elect to terminate the Lease with respect to such Expansion Area and release in writing any and all rights it may have in and to the Expansion Area including without limitation, any rights under section 7.5 hereof in which
                                               -----------
event Tenant shall raze the buildings and other improvements thereon, clean all debris, render the site safe and sightly, provide documentation reasonably required by Landlord that the Expansion Area is in compliance with all laws and, to the extent reasonably practicable, restore any prior landscaping, sod, parking areas, drives or other improvements which existed prior to Tenant's construction.

                  11.2 Termination of Lease. If the Property or the
                       --------------------
Premises, or any part thereof, is damaged by fire or other casualty during the term of this Lease and (a) such fire or other casualty occurs during the last two (2) years of the term of this Lease and the repair and restoration work to be performed by Landlord in accordance with section 11.1 hereof
                                                    ------------
cannot, as reasonably estimated by Landlord, be completed within the lesser of two (2) months or ten percent (10%) of the then remaining term of the Lease, after the occurrence of such fire or other casualty, or (b) the repair and restoration work to be performed by Landlord in accordance with section 11.1 hereof cannot, as reasonably estimated by Landlord, be
------------
completed within six (6) months after the occurrence of such fire or other casualty, then, in any such event, Landlord and Tenant shall have the right, by giving written notice to the other party hereto within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease only with respect to the damaged portion of the Property or Premises as of the date of such notice. Notwithstanding the foregoing to the contrary Landlord shall not elect to terminate this Lease after a casualty event if there are at least ten (10) years left remaining in the then current term of this Lease with respect to all portions of the Premises upon which restoration is required, or if Tenant exercises extension rights set forth herein thereby effectively extending the term hereof for no less than ten
(10) years with respect to all portions of the Premises upon which restoration is required. If Landlord and Tenant do not exercise the right to terminate this Lease in accordance with this section 11.2, Landlord and
                                             ------------
Tenant respectively shall repair such damage and restore the Property and the Premises in accordance with section 11.1 hereof and this Lease shall,
                                ------------
subject to section 11.1 hereof, remain in full force and effect. A total
           ------------
destruction of the Property shall automatically terminate this Lease effective as of the date of such total destruction. With respect to any partial termination, Landlord and Tenant shall in good faith execute an amendment hereto for the purpose of altering the definition of Premises, the Base Rent and Tenant's Percentage Share accordingly as well as other terms as reasonably necessary. Any complete termination of this Lease (or partial termination which terminates this Lease with respect to the Expansion Area) resulting from Landlord's election to terminate as allowed in this section
                                                                   -------
11.2 shall trigger Tenant's rights under section 15.6(a) hereof to purchase
----                                     ---------------
the Expansion Area, except that Tenant's deadline for exercising such right shall expire thirty (30) days after Landlord's notice of election to terminate this Lease. In the event this Lease is terminated due to a casualty event and Tenant does not exercise any purchase rights hereunder, then, all insurance proceeds paid under policies maintained by Landlord shall be paid to Landlord, and all insurance proceeds paid under policies maintained by Tenant shall be paid to Tenant.

                                 ARTICLE 12
                                 ----------
                               Eminent Domain
                               --------------

                  12.1 Condemnation. Landlord shall have the right to
                       ------------
terminate this Lease if twenty percent (20%) or more of the usable square footage of floor area comprising the Property (excluding the Premises) or twenty percent (20%) or more of the usable square footage of floor area comprising the Premises or any part of the Property which eliminates access to the Property or which includes twenty percent (20%) of more of the parking spaces on the Property (which can not be reasonably replaced by Landlord in a proximate location on the Property) is taken by exercise of the power of eminent domain during the term of this Lease. Tenant shall have the right to terminate this Lease if twenty percent (20%) or more of the usable square footage of floor area comprising the Premises is taken by exercise of the power of eminent domain during the term of this Lease or any part of the Property is taken by exercise of the power of eminent domain during the term of this Lease and as a result thereof access to the Premises is eliminated or twenty percent (20%) or more of the parking spaces on the Property are eliminated and can not be replaced by Landlord in a proximate location on the Property. In each such case, Landlord or Tenant shall exercise such termination right by giving written notice to the other within thirty (30) days after the date of such taking. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this section 12.1, this Lease shall terminate as of the date of such taking and in
------------
the event of a complete termination caused by Landlord's election to terminate, Tenant's rights under section 15.6(a) to purchase the Expansion Area shall
                      ---------------
be triggered, except Tenant's deadline for exercising such right shall expire thirty (30) days after Landlord's notice of election to terminate the Lease. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 12.1 or if neither party has the right
                              ------------
to terminate the entire Lease, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent and Tenant's Percentage Share shall be reduced proportionately as of the date of such taking. If all of the Premises is taken by exercise of the power of eminent domain during the term of this Lease, this Lease shall terminate as of the date of such taking.

                  12.2 Award. If all or any part of the Premises is taken by
                       -----
exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this section 12.2, be paid to and become
                                      ------------
the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for relocation expenses as well as any separate award granted directly to Tenant provided Tenant does not seek an allocated portion of Landlord's award hereunder and provided that such separate award shall not diminish or reduce in any way any award Landlord may otherwise be entitled to for such taking. If Tenant builds a building on an Expansion Area and such Expansion Area is taken in a condemnation, Landlord shall pay a portion of any award actually received to Tenant which portion shall be reasonably determined by Landlord and Tenant or if they can't agree, based upon an appraisal prepared by a qualified appraiser hired by Landlord and approved by Tenant, such approval not to be unreasonably withheld or delayed, and based upon the relative fair market value of the land and the buildings in the area taken. If Landlord and Tenant are unable to agree upon an appraiser the selection of the appraiser shall be resolved by an arbitrator in accordance with section 15.11 or
                                                      -------------
section 15.16 hereof. The appraiser shall determine fair market value for
-------------
all land taken and each building taken and Tenant's share of any award paid to Landlord shall be a fraction where the numerator is equal to the value of building on Expansion Area taken and the denominator is equal to the value of land in Expansion Area taken plus the value of land in other areas taken plus the value of buildings in the Expansion Area taken plus the value of buildings in other areas taken. In no event shall the portion of the award allocated to the Expansion Area exceed the unamortized cost of the building construction on the Expansion Area, amortized straight line over the reasonable useful life of such building. Tenant shall deliver such financial information as reasonably requested by Landlord so that Landlord may accurately determine such unamortized cost. If prior to a condemnation Tenant constructs a capital improvement on the Premises which costs in excess of Five Million Dollars ($5,000,000.00), other than on an Expansion Area, and this Lease terminates with respect to the portion of the Premises upon which such capital improvement is located as a result of such condemnation, then, subject to the rights of Landlord's lenders and prime landlords, if any, Landlord shall allocate a portion of any condemnation award actually received to distribute to Tenant for the loss of such capital improvement. Notwithstanding the fact that a lender or prime landlord may, if it has the right to do so, keep all or part of the award rather than distribute a portion of it to Tenant as set forth above, the portion of the award which otherwise would be paid to Tenant hereunder, if any, shall be due from Landlord to Tenant, even if such lender/prime landlord elects to retain such award and prepay rent or pay down the debt. The portion of condemnation award allocated to Tenant for such capital improvement shall be reasonably determined by Landlord and shall be the lesser of the replacement cost of such capital improvement or the unamortized cost of such capital improvement, amortized straight line over the reasonable useful life of such capital improvement. Tenant shall deliver such financial and other information as reasonably requested by Landlord so that Landlord may accurately determine such allocated portion.

                  12.3 Temporary Use. Notwithstanding sections 12.1 and 12.2
                       -------------                  -------------     ----
hereof to the contrary, if the use of all or any part of the Premises is taken by exercise of the power of eminent domain during the term of this Lease on a temporary basis for a period less than two (2) years, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease, to the extent reasonably practicable under the circumstances, and a portion of the condemnation proceeds in respect of such temporary taking of the Premises (as opposed to any other part of the Property) shall be paid to Tenant. In the event of a temporary taking of all or any substantial part of the Premises of two (2) years or more, Tenant shall have the right to terminate this Lease for a period of ninety (90) days from the first day of such taking in which event Tenant shall not receive any part of any award.

                  12.4 Definition of Taking/Notice. As used herein, a
                       ---------------------------
"taking" means the acquisition of all or part of the Property for a public use by exercise of the power of eminent domain or voluntary conveyance in lieu thereof and the taking shall be considered to occur as of the earlier of the date on which possession of the Property (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Property (or part so taken) vests in the entity exercising the power of eminent domain. Landlord shall notify Tenant of any substantial, acute threat of a taking involving the Premises after Landlord becomes aware of such threat. Landlord shall not voluntarily agree to any taking without Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed.

                                 ARTICLE 13
                                 ----------
                           Subordination and Sale
                           ----------------------

                  13.1 Subordination. This Lease shall be subject and
                       -------------
subordinate at all times to the lien of all mortgages, deeds of trust and prime leases securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Property or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, or termination of such prime lease, then: (i) Tenant's operation of its business as permitted hereunder shall not be materially interfered with except as permitted under this Lease upon the occurrence of an Event of Default; (ii) Tenant rights hereunder, including its purchase rights shall not be materially interfered with except as permitted under this Lease upon the occurrence of an Event of Default and provided that such rights shall be preserved in a sale/leaseback by provision in the prime lease with respect to the Expansion Area, for the exclusion or right to buy back the Expansion Area; (iii) this Lease shall not be terminated or extinguished except as permitted under this Lease upon the occurrence of an Event of Default; and (iv) the rights and possession of Tenant hereunder shall not be disturbed except as permitted under this Lease upon the occurrence of an Event of Default, and, subject to the foregoing, Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages, deeds of trust and leases as may reasonably be required by Landlord provided such subordination agreement contains the non-disturbance protection set forth in subparts (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, if the holder of any such mortgage or deed of trust or the lessor under such prime lease requests that this Lease be made superior, rather than subordinate to such deed of trust, mortgage or prime lease, then Tenant agrees to execute, acknowledge and deliver upon demand such instruments effectuating such priority. The Premises includes areas leased or affected by other agreements granting occupancy rights prior to the date hereof. Landlord shall cause such existing occupancy agreements (Administrative Services Agreement dated January 7, 1999 by and among Monsanto Company, Cargill, Incorporated, and Renessen, LLC, and the Service Order for Rent for St. Louis O Building related thereto; and Asset Purchase Agreement between Huntsman Specialty Chemicals Corporation and Monsanto Company dated December 15, 1993, and the Amendment To Oxidation Lab Operating Agreement last executed July 15, 1996 related thereto) to terminate on or before the date that Tenant acquires any portion of the Property encumbered or directly affected by such agreements and Landlord shall indemnify, defend and hold Tenant harmless from and against any obligation, liability, loss, damage, claim, injury or expense (including attorney's fees, litigation expenses and court costs) resulting directly or indirectly from such agreements and/or the failure by Landlord to terminate such agreements as required hereunder. Landlord shall cause that certain lease with Nidus Center For Scientific Enterprise for an approximately 37,000 square foot office building, whether executed before or after the date hereof, to be expressly assignable to any successor to fee title to the premises covered by such lease.

                  13.2 Sale of the Property. If any Landlord, including the
                       --------------------
original Landlord hereunder sells, or transfers the Property to an entity other than an Affiliate of Landlord (or other than a purchaser under a sale/leaseback transaction or other leased based financing transaction), then all liabilities and obligations on the part of the selling/transferring Landlord under this Lease first accruing after such sale or transfer shall terminate and the selling/transferring Landlord shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner. Notwithstanding the foregoing, no sale or transfer of the Property by a Landlord to (i) an Affiliate of Landlord, or (ii) a purchaser under a sale/leaseback transaction or other lease based financing transaction, shall release selling/transferring Landlord from Landlord's obligations and liabilities under this Lease or alter the primary liability of the selling/transferring Landlord to perform all obligations to be performed by Landlord. Any such sale to (i) an Affiliate of the Landlord, or (ii) a purchaser under a sale/leaseback transaction or other lease based financing transaction, shall not amend or modify this Lease in any respect except with respect to the creation of a prime lease in the case of a sale/leaseback transaction to which Tenant shall subordinate this Lease, subject to the provisions of section 13.1 and Tenant may proceed directly against the
              ------------
selling/transferring Landlord without the necessity of exhausting remedies against such purchaser. It is understood and agreed that a sale of the Property by Landlord to any entity (other than Tenant) shall not limit or diminish any of Tenant's rights hereunder except as set forth in this section 13.2 and any such sale shall be subject to this Lease.
        ------------

                  13.3 Estoppel Certificate. At any time and from time to
                       --------------------
time, either party shall, upon the request of the other and in addition to any certificate requested under section 10.7 hereof related to limitations
                                ------------
on set off rights, within thirty (30) days after written request by Landlord, execute, acknowledge and deliver to the non-requesting party a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with Article 2 hereof and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that no notice has been received of any default hereunder which has not been cured, except as to defaults specified in such certificate; (d) that to the best of the non-requesting party's knowledge, the requesting party is not in default under this Lease, except as to defaults specified in such certificate; and
(e) such other matters as may be reasonably requested by the requesting party or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by the requesting party and any actual or prospective purchaser or mortgage lender of the Property or any part thereof, or any prospective assignee or subtenant or Affiliate of Tenant. At any time and from time to time, Tenant shall, within thirty (30) days after written request by Landlord, deliver to Landlord copies of all current financial statements (including a balance sheet, an income statement, and an accumulated retained earnings statement), annual reports, and other financial and operating information and data of Tenant prepared by Tenant in the course of Tenant's business. Unless available to the public, Landlord shall disclose such financial statements, annual reports and other information or data only to actual or prospective purchasers or mortgage lenders of the Property or any part thereof, and otherwise keep them confidential unless other disclosure is required by law.

                                 ARTICLE 14
                                 ----------
                                  Notices
                                  -------

                  All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, delivered by hand (which may be through a messenger or recognized delivery, courier or air express service) or delivered by facsimile (with a copy immediately deposited in the United Stated mail, postage prepaid, certified with return receipt requested) and addressed as follows:

         To Landlord at                     Monsanto Company
                                            800 N. Lindbergh Blvd.
                                            Creve Coeur, Missouri 63167
                                            Facsimile 314-694-8394
                                            Attn:  Gregory E. Griffin
                                            Vice President, Corporate Services
                                            Mail Zone: E3NA

                                            Monsanto Company
                                            800 N. Lindbergh Blvd.
                                            Creve Coeur, Missouri  63167
                                            Facsimile 314-694-6399
                                            Attn:  General Counsel
                                            Mail Zone: A3


or at such other place as Landlord may from time to time designate in a written notice to Tenant;

         to Tenant at                       Pharmacia Corporation
                                            100 Route 206 North
                                            Peapack, New Jersey  07977
                                            Facsimile 908-901-6100
                                            Attn: Timothy J. Burton
                                                  Director, Global Real Estate

                                            Pharmacia Corporation
                                            100 Route 206 North
                                            Peapack, New Jersey 07977
                                            Facsimile 908-901-6099
                                            Attn: Martin J. Carrara
                                                  Senior Counsel

                                            Greensfelder, Hemker & Gale, P.C.
                                            2000 Equitable Building
                                            10 South Broadway
                                            St. Louis, Missouri 63102-1774
                                            Facsimile 314-241-8624
                                            Attn: Donald G. Kennedy
                                                  Attorney at Law

or at such other place as Tenant may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of hand delivery if hand delivered or upon receipt, if faxed (evidenced by fax confirmation and followed by a copy delivered via U.S. Mail as required above). If any such request, approval, consent, notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such request, approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any request, approval, consent, notice or other communication under this Lease may be given on behalf of a party by the attorney for such party.

                                 ARTICLE 15
                                 ----------
                                Miscellaneous
                                -------------

                  15.1 General. The words "Landlord" and "Tenant" as used
                       -------
herein shall include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation". If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. This Lease shall benefit and bind Landlord and Tenant and the permitted personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed in accordance with the laws of the state in which the Property is located except as otherwise provided in section 15.11 or section 15.16 hereof.
-------------    -------------

                  15.2 No Waiver. The waiver by Landlord or Tenant of any
                       ---------
breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

                  15.3 Attorneys' Fees. If there is any legal action
                       ---------------
(including without limitation arbitration and/or mediation) by Landlord to enforce any obligation or provision hereof and Landlord prevails in such action in whole or in substantial part, then, notwithstanding any provision herein to the contrary, Tenant shall pay to Landlord all costs and expenses, including reasonable attorneys' fees, arbitrator's fees, mediator's fees and disbursements incurred by Landlord in such action or proceeding and in any appeal in connection therewith. If Landlord recovers a judgment or award in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment. If there is any legal action (including without limitation, arbitration and/or mediation) by Tenant to enforce any obligation of Landlord hereunder, and Tenant prevails in such action in whole or in substantial part, then notwithstanding any provision herein to the contrary, Landlord shall pay Tenant all costs and expenses, including reasonable attorneys' fees, arbitrator's fees, mediator's fees and disbursements incurred by Tenant in such action or proceeding and in any appeal in connection therewith. If Tenant recovers a judgment or award, in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as part of such judgment. This section 15.3 shall not apply to an arbitration initiated to resolve the
------------
form, content or structure of leases or reciprocal easement agreements required pursuant to section 15.6 hereof or to establish a deadline for
                     ------------
closing under section 15.6 hereof.
              ------------

                  15.4 Exhibits. Exhibit A-1 (Plan(s) Outlining the
                       --------  -----------
Premises), Exhibit A-2 (Site Plan Outlining the Property), Exhibit B
           -----------                                     ---------
(Migration Plan) (which plan may not be initially attached hereto upon execution hereof), Exhibit C (Example of Computation of Base Rent),
                   ---------
Exhibit D (Expansion Area(s)), Exhibit E (Parking), and any other attachments
---------                      ---------
hereto are made a part of this Lease.

                  15.5 Broker(s). Tenant warrants and represents to Landlord
                       ---------
that Tenant has negotiated this Lease without the assistance or advice of any real estate broker(s) and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker to act for Tenant in connection with this Lease.

                  15.6  Purchase Rights.
                        ---------------

                  (a) Tenant shall have the right to be exercised, if at all, no later than one (1) year prior to the end of the term (as it may be extended) provided an Event of Default has not occurred which is continuing and provided the term is not ending due to Tenant's act or default, to purchase the Expansion Area upon the end of the term for an amount equal to the sum of (i) $8,771.00 (such amount representing the portion of Landlord's net book value of the Property as of September 1, 2000 allocated to such Expansion Area; plus (ii) the cost of any capital improvements made by Landlord to the Expansion Area after the Commencement Date ("Expansion Area Capital Improvements"), minus (iii) the amortized portion of any Expansion Area Capital Improvement costs charged to Tenant as additional rent (exclusive of interest) pursuant to section 3.1(b). Upon Tenant's election
                                    --------------
to purchase, Landlord and Tenant will commence negotiating an amendment to this Lease (to modify the Premises, Base Rent, Tenant's Percentage Share and other necessary provisions), commence attempting to subdivide the area to be purchased and commence negotiating a reciprocal easement and restriction agreement. If the area to be purchased cannot be subdivided, then the parties shall exercise their good faith efforts to structure an alternative arrangement that would legally accomplish a result that would match, as closely as practicable, Tenant owning the Expansion Area, such as, for example, a 99 year lease of the Expansion Area that would (i) incorporate easements and restrictions similar to those that would be found in a reciprocal easement agreement, and (ii) match, as closely as practicable, the economic return that Landlord would receive if it sold the Expansion Area to Tenant, such as through prepaid rent and the protection for Landlord against resale for profit (or lease assignment for profit) set forth in section 15.6(d). The lease amendment and reciprocal easement and restriction
---------------
agreement (or long term lease) shall be executed at closing. Both parties shall reasonably cooperate in good faith to accomplish the subdivision and the agreement upon the form of lease amendment and reciprocal easement and restriction agreement. If, notwithstanding the parties' good faith efforts, the parties cannot agree on the form of the lease amendment or the reciprocal easement and restriction agreement (or the lease, in the event the parties agree to structure the transaction as a lease), within six (6) months following Tenant's exercise of its purchase option under this section 15.6, either party shall have the right, exercised by giving written
------------
notice to the other party, to require that such disagreement be submitted to arbitration. Within thirty (30) days following the giving of such notice, both parties shall draft a reciprocal easement and restriction agreement, lease amendment (or lease), as applicable, that they believe should govern and shall deliver such draft(s) to the other side. Landlord and Tenant will then attempt in good faith to resolve any differences between the drafts. If notwithstanding such good faith efforts, the parties are unable to resolve their disagreements after a period of thirty (30) days, or such longer period of time as the parties may agree in writing, the parties agree to each submit their respective final draft(s) delivered to the other party for consideration to an arbitrator selected in accordance with section 15.11 or
                                                           -------------
section 15.16 hereof, whichever is applicable, who shall, after hearing a
-------------
presentation from each side on the differences between their respective drafts, select the final draft (or drafts) submitted by one of the parties, and the final draft(s)
so selected shall be the form of agreements that shall govern, and the parties shall be obligated to execute the same. Tenant shall pay all of Landlord's reasonable expenses (including without limitation reasonable attorneys' fees, arbitrator's fees and engineers' fees in connection with subdivision, drafting, negotiating and arbitrating of documents and closing). If the transaction does not close before the end of the Lease term for reasons other than Tenant's material default in performing any of its obligations under this section 15.6(a) or Section 15.6(e), hereof, the
                       ---------------    ---------------
closing and this Lease shall be extended for such time as shall be reasonably necessary to satisfy all requirements under such sections 15.6(a)
                                                            ----------------
and 15.6(e), provided that (i) all adjustments shall, to the extent
    -------
practicable, be made as of the expiration date of the Lease, and (ii) at the closing, Landlord shall receive interest on the net sale proceeds payable to it for the period from the expiration date of the term through the Closing Date, at the rate of interest equal to the prime rate, per annum, as published in The Wall Street Journal on the Closing Date (provided that if
             -----------------------
The Wall Street Journal was not published on the Closing Date, then the
-----------------------
prime rate as published in The Wall Street Journal on the date prior to the
                           -----------------------
Closing Date that is closest in time to the Closing Date) ("Late Closing Rate"). If the transaction fails to close due to Tenant's material default in performing any of its obligations under this section 15.6(a) or section
                                                ---------------    -------
15.6(e), and such default continues for a period of five (5) business days
-------
following Tenant's receipt of notice of such default from Landlord, Landlord shall have the right to terminate the Tenant's option under this section
                                                                 -------
15.6(a). If the transaction fails to close for whatever reason within
-------
fifteen (15) months of Tenant's election to purchase, then either party shall thereafter have the right to require the parties to submit to arbitration for the purpose of determining a reasonable deadline for closing. If the transaction fails to close for whatever reason, other than Landlord's material default, on or before such arbitration imposed deadline, the purchase option and election shall expire and be of no further force or effect.

                  (b) If Landlord decides during the term hereof to sell the entire Property or enter into a long term lease for the entire Property of fifteen (15) years, or more, including extensions, or with a purchase option, other than a sale or lease to an Affiliate of Landlord (in the event of a sale or lease to such an Affiliate of Landlord this section 15.6(b)
                                                         ---------------
shall remain in force), Landlord shall first offer the Property to Tenant for an amount equal to the sum of (i) $104,285,465.00 (such amount representing the Landlord's net book value of the Property as of September 1, 2000); plus (ii) the cost of any capital improvements made by Landlord to the Property after the Commencement Date ("Property Capital Improvements"), minus (iii) the amortized portion of any Property Capital Improvement costs charged to Tenant as additional rent (exclusive of interest) pursuant to section 3.1(b). Upon receipt of Landlord's offer Tenant shall have ninety
--------------
(90) days to deliver written notice of election to purchase the Property. If Tenant elects to purchase the Property Landlord and Tenant, subject to the provisions of this section 15.6(b) set forth below, shall close within one
                   ---------------
hundred twenty (120) days after the giving of Tenant's notice, and Landlord and Tenant shall agree upon a form of lease to be signed at closing for Landlord to lease any portion of the Property which Landlord, or its subtenants or licensees then occupies and continues to need to occupy for its business operations which form shall, to the extent applicable, be substantially the same as this Lease form (but shall not contain any purchase options). Landlord and Tenant shall reasonably cooperate in good faith to negotiate the lease and to close. If, notwithstanding the parties' good faith efforts, the parties cannot agree on the form of the lease within 45 days following Tenant's exercise of its purchase option under this section 15.6(b), either party shall have the right, exercised by giving
---------------
written notice to the other party, to require that such disagreement be submitted to arbitration. Within thirty (30) days following the giving of such notice, both parties shall draft a lease that they believe should govern and shall deliver such draft to the other side. Landlord and Tenant will then attempt in good faith to resolve any differences between the drafts. If notwithstanding such good faith efforts, the parties are unable to resolve their disagreements after a period of thirty (30) days, or such longer period of time as the parties may agree in writing, the parties agree to each submit their respective final draft delivered to the other party for consideration to an arbitrator selected in accordance with section 15.11 or
                                                          -------------

15.16 hereof, whichever is applicable, who shall, after hearing a
-----
presentation from each side on the differences between the two draft leases, select one of the final draft leases submitted by one of the parties, and the final draft so selected shall be the form of lease that shall govern, and the parties shall be obligated to execute the same. If the transaction does not close within the above 120-day period for reasons other than Tenant's material default in performing any of its obligations under this section 15.6(a) or section 15.6(e), the closing shall be extended for such
---------------    ---------------
time as shall be reasonably necessary to satisfy all requirements under such sections 15.6(b) and 15.6(e), provided that (i) all adjustments shall, to
----------------     -------
the extent practicable, be made as of the date that is 120 days following Tenant's exercise of its purchase option hereunder, and (ii) Landlord shall receive interest on the net sale proceeds payable to it, at the Late Closing Rate, for each day the closing is so delayed. If the transaction fails to close due to Tenant's material default in performing any of its obligations under this section 15.6(b) or section 15.6(e), and such default continues
           ---------------    ---------------
for a period of five (5) business
days following Tenant's receipt of such notice, Landlord shall have the right to terminate the Tenant's option under this section 15.6(b). If Tenant
                                                  ---------------
elects to purchase the property and the transaction fails to close for whatever reason, within twelve (12) months of Tenant's election to purchase, then either party shall thereafter have the right to require the parties to submit to arbitration for the purpose of determining a reasonable deadline for closing. If the transaction fails to close for whatever reason, other than Landlord's Material default, on or before such arbitration imposed deadline, the purchase option and election shall expire and be of no further force or effect. If Tenant does not elect to purchase the Property within the prescribed time then for the next five (5) years after the expiration of the 90-day period Tenant had to exercise its option, Landlord shall be free to sell the Property to a third party and upon such sale this section 15.6(b)
                                                              ---------------
shall automatically terminate; provided that such sale shall, in all other respects, be subject to all provisions of this Lease. If Landlord does not sell the Property to a third party within such five (5) year period, Landlord shall once again be required to offer to sell the Property to
Tenant prior to sale to a third party as provided in this section 15.6(b).
                                                          ---------------
Tenant shall pay all of Landlord's reasonable expenses (including without limitation attorney's and engineer's fees) in connection with drafting and negotiating documents and closing. This section 15.6(b) shall not apply to
                                        ---------------
any financing of the Property (including without limitation, any sale/leaseback arrangement) or to the sale of the Property at foreclosure or deed in lieu thereof.

                  (c) If Landlord decides during the term hereof, to sell
any portion of the Property which is less than the whole of the Property then owned by Landlord, or enter into a long term lease for any such portion of the Property of thirty (30) years or more including extensions or with a purchase option, other than a sale or lease to an Affiliate of Landlord (in the event of a sale or lease to such an Affiliate of Landlord this section
                                                                   -------
15.6(c) shall remain in force), Landlord shall first offer to sell the
-------
subject parcel to Tenant for a price equal to (i) the assigned net book value as of September 1, 2000 plus a portion of the cost of Property Capital Improvements (as determined below) with respect to portions of the Property that are developed with improvements or (ii) $3,000 per acre with respect to portions of the Property that are not developed with improvements. Upon receipt of Landlord's offer Tenant shall have ninety (90) days to deliver written notice of election to purchase the subject parcel. If Tenant elects to purchase the subject parcel Landlord and Tenant shall subject to the provisions of this section 15.6(c) set forth below, close within thirty (30)
                   ---------------
days after the subject parcel has been subdivided or within ninety (90) days of Tenant's election to purchase, whichever is later, and Landlord and
Tenant shall agree upon a form of reciprocal easement and restriction agreement and amendment to this Lease (to modify the Premises, Base Rent, Tenants Percentage Share and other necessary provisions) to be signed at closing. Landlord and Tenant shall reasonably cooperate in good faith to negotiate the reciprocal easement and restriction agreement and lease amendment (with conflict resolved under the same process articulated in section 15.6(a)) and cause the subject parcel to be properly subdivided in
---------------
accordance with all laws and close on the purchase and sale of the subject parcel. The lease amendment and reciprocal easement and restriction agreement shall be executed at closing. If the transaction does not close within the prescribed time for reasons other than Tenant's material default in performing any of its obligations under this section 15.6(c) or
                                                ---------------
section 15.6(e), the closing shall be extended for such time as shall be
---------------
reasonably necessary to satisfy all requirements under such sections 15.6(c)
                                                            ----------------
and 15.6(e), provided that (i) all adjustments shall, to the extent practicable,
    -------
be made as of the latest date by which closing could have occurred without there being a delay, and (ii) Landlord shall receive interest on the net sale proceeds payable to it at the Late Closing Rate for each day the closing is delayed. If Tenant does not elect to purchase the subject parcel within the prescribed time, then for a period of six (6) years from the expiration of Tenant's aforesaid 90-day period, Landlord shall be free to sell the parcel to a third party and upon such sale if the subject parcel includes no part of the Premises or common areas then this Lease shall automatically terminate with respect to the subject parcel and if the subject parcel includes a part of the Premises or common areas then Tenant's rights to purchase the subject parcel pursuant to section 15.6 hereof shall
                                                  ------------
terminate automatically but Tenant's other rights hereunder (i.e., right to occupy and use portions of the Premises or common areas) shall continue, and Tenant shall upon request confirm in writing such release of this Lease and/or purchase rights with respect to the subject parcel. If Landlord does not sell the subject parcel to a third party within such six (6) year period, Landlord shall once again be required to offer to sell the subject parcel to Tenant prior to sale to a third party as provided in this section 15.6(c). Tenant shall pay all of Landlord's reasonable expenses
---------------
(including without limitation reasonable attorney's and engineer's fees) in connection with subdivision, drafting and negotiating documents and closing. This section 15.6(c) shall not apply to any financing of the Property
     ---------------
(including without limitation, any sale/leaseback arrangement) or to any sale of the Property at foreclosure or deed in lieu thereof. If the transaction fails to close for whatever reason, other than Landlord's material default, within twelve (12) months of Tenant's election to purchase, then either party shall thereafter have the right to require the parties to submit to arbitration for the purpose of determining a reasonable deadline for closing. The assigned net book value as of September 1, 2000 and the applicable portion of the cost of Property Capital Improvements for any portion of the Property developed with improvements shall be determined in accordance with the following standards:

                      (i) With respect to assets that Landlord's accounting system is reasonably able to identify as being situated entirely on the subject parcel or as relating exclusively to the subject parcel, Landlord shall allocate to the subject parcel the entire September 1, 2000 net book value of such assets, and the entire Property Capital Improvements costs related to such assets, if any, less the entire amortization related thereto that was charged to Tenant, whichever applicable.

                      (ii) With respect to assets that Landlord's accounting system is reasonably able to identify as relating to or benefiting a parcel or parcels of land larger than the subject parcel (such as, for example, an aerial survey, cost of common improvements which benefit the subject parcel but which may not be located on the subject parcel or site preparation costs), Landlord shall allocate to the subject parcel a portion of the September 1, 2000 net book value of such assets, and/or a portion of the Property Capital Improvements costs related to such assets, if any, less a portion of the amortization related thereto that was charged to Tenant, whichever applicable, all of such portions to be based on the percentage that the acreage of the subject parcel bears to the acreage of the larger parcel to which the assets relate.

                      (iii) With respect to assets that Landlord's accounting system is reasonably able to identify as relating to buildings that are not all situated entirely on the subject parcel (such as, for example, carpeting acquired at the same time for a number of buildings), Landlord shall allocate to the subject parcel a portion of the September 1, 2000 net book value of such assets, and/or a portion of the Property Capital Improvements costs related to such assets, if any, less a portion of the amortization related thereto that was charged to Tenant, whichever applicable, all of such portions to be based on the percentage that the square footage of the buildings situated on the subject parcel bears to the square footage of all buildings to which the assets relate.

                  (d) If Tenant purchases all or any part of the Property pursuant to any of Tenant's rights hereunder, then subject to the exceptions stated in part (x) of this section 15.6(d), the following provisions shall
                           ---------------
apply (and Tenant shall also execute an agreement at closing, which shall be recorded as an encumbrance and lien against the Property, drafted by Landlord and approved by Tenant, such approval not to be unreasonably withheld or delayed, which provides as follows):

                      (i) If, within ten (10) years following the closing of Tenant's purchase of the subject property, Tenant transfers all or part of the subject property, or if Tenant enters into a lease of all or part of the subject property with a tenant with a term of fifteen (15) years or more, including extensions, or with a purchase option, or Tenant undergoes a merger, transfer of the majority of its capital stock or otherwise completes a transaction qualifying as a Change in Control where such merger, stock transfer or Change in Control was undertaken for the primary purpose (as perceived by a reasonable third party) of avoiding the payment obligation in this section 15.6(d) (any such transfer, event or lease to be hereinafter
     ---------------
called a "Subsequent Sale"), Tenant shall be required to pay to Landlord the difference between the price paid for the subject property hereunder and the greater of (i) the fair market value of the subject property at the time of the Subsequent Sale, as reasonably determined by the appraisal process set forth below, or (ii) the amount paid for the subject property at the Subsequent Sale. The agreement shall also include the re-purchase option referred to hereinbelow.

                      (ii) Tenant shall not attempt to structure any transfer through long term leases or subleases, through sale of less than the entire subject property (sale or long term lease of less than the entire subject property is not prohibited but shall entitle Landlord to the payment described below), through the use of straw parties, merger, transfer of stock or other ownership interests or otherwise so as to deprive Landlord of the benefit of this agreement. A sale (or lease with a term of fifteen (15) years or more, including extensions, or with a purchase option) of less than the entire subject property is not prohibited but shall entitle Landlord to a payment of the excess of the greater of the price paid for the subject property at the Subsequent Sale or Subsequent Sales or the fair market value of the subject property at the time of the Subsequent Sale(s) over a pro rata portion of the price previously paid for the portion of the Property purchased by Tenant from Landlord (such pro rata portion to be based on the fair market value of the subject property to be sold by Tenant as of the date such subject property was acquired by

Tenant from Landlord, over the fair market value of the subject property purchased by Tenant from Landlord as of the date such subject property was acquired by Tenant from Landlord), and this provision shall continue to be in full force with respect to the remainder of the subject property. Unless Landlord and Tenant otherwise agree, the fair market values to be determined under this part (ii) shall be determined by the appraisal process set forth in part (viii) hereof.

                      (iii) The obligations set forth above shall be a lien upon the subject property, shall touch and concern the subject property, shall survive the termination of this Lease and shall be binding upon and run with the land. If the parties fail to execute such an agreement at closing, Landlord's rights hereunder shall remain in full force and this section 15.6(d) shall survive termination hereof. Landlord and Tenant agree
---------------
to, at Landlord's election, execute a deed of trust at closing, and/or any other instrument reasonably requested by Landlord to secure Tenant's obligations hereunder, to serve as a lien against the subject property securing the obligation of Tenant upon a Subsequent Sale.

                      (iv) Tenant shall have the right at any time to notify Landlord of a transaction involving the subject property and to request that Landlord either (x) certify to Tenant in writing that, based upon the information delivered to Landlord, the subject transaction does not constitute a Subsequent Sale within the meaning of this section 15.6(d) and
                                                        ---------------
therefore does not trigger the payback obligations under this section 15.6(d),
                                                              ---------------
or (y) state in writing that Landlord believes that such transaction constitutes a Subsequent Sale within the meaning of this section 15.6(d) and
                                                         ---------------

therefore does trigger the payback obligations of this section 15.6(d).
                                                       ---------------
Provided Tenant provides Landlord with information that describes the subject transaction in sufficient detail to enable Landlord to make a reasonable determination as to whether the subject transaction constitutes a Subsequent Sale within the meaning of this section 15.6(d), Landlord shall
                                           ---------------
respond to such request, in good faith, within thirty (30) days following the date Landlord receives such information. Landlord shall not be bound by any certification made in accordance with this subsection if the information delivered to Landlord along with the request for a determination is later determined to be (x) false or misleading (except with respect to insignificant matters) or (y) materially incomplete. If Landlord timely responds to Tenant's request with a statement in writing that Landlord believes that the subject constitutes a Subsequent Sale within the meaning of this section 15.6(d) and therefore does trigger the payback obligations
        ---------------
of this section 15.6(d), then Tenant shall have the right to submit to
        ---------------
arbitration pursuant to section 15.11 or 15.16 hereof, whichever applicable,
                        ----------------------
the determination as to whether or not the subject transaction constitutes a Subsequent Sale within the meaning of this section 15.6(d) and therefore
                                           ---------------
triggers the payback obligations under this section 15.6(d), and Landlord
                                            ---------------
shall reasonably cooperate with any reasonable efforts by Tenant to obtain an expeditious determination of such question from the arbitrators.

                      (v)     If any amounts owed to Landlord as a result
of a Subsequent Sale are not paid to Landlord within five (5) days of such Subsequent Sale, then Landlord shall have the right and option at any time thereafter to re-purchase the subject property for the book value previously paid by Tenant to Landlord for the subject property in accordance with the closing terms and conditions in section 15.6(e), with the closing of such
                                ---------------
re-purchase to occur within ninety (90) days of the date of exercise of such option. This re-purchase option shall be binding upon Landlord and Tenant and their successors and assigns, shall bind and run with the land, shall survive the termination of this Lease and shall be incorporated into the agreement, referred to hereinabove, to be executed and recorded at closing of the initial purchase. Notwithstanding the foregoing, Landlord shall have no re-purchase option with respect to the subject property if, at the time of the Subsequent Sale involving the subject property, Tenant has a market capitalization of One Billion Dollars ($1,000,000,000.00) or more.

                      (vi) In no event shall Landlord be required to pay anything if the sale price or the fair market value of the subject property upon a Subsequent Sale is less than the net book value paid by Tenant.

                      (vii) If at closing of the sale of the subject property by Landlord to Tenant, the market capitalization of Tenant is less than
One Billion Dollars ($1,000,000,000.00), then, unless Tenant causes the obligation created by this section 15.6(d) to be guaranteed by an
                           ---------------
enforceable, primary guaranty to Landlord of the obligation from a parent or affiliated entity which has a market capitalization of at least One Billion Dollars ($1,000,000,000.00) in a form reasonably approved by Landlord, Tenant shall also be required at such closing to post a bond or irrevocable letter of credit in the amount of the then fair market value of the subject property, as determined by the appraisal process below minus the book value paid for the subject property or other security reasonably satisfactory to Landlord (such as structuring the sale as a ten
(10) year lease with a deed conveyance at the end or such sooner time as Tenant desires to sell the property and pays the amount owed), to secure Tenant's payment obligations hereunder based upon any Subsequent Sale hereunder.

                      (viii) Fair market value of any subject property for purposes of this section 15.6(d) shall be determined as follows: Prior to
                 ---------------
or upon closing of the Subsequent Sale, Tenant shall deliver written notice to Landlord of the Subsequent Sale along with the relevant purchase and sale agreement, copies of the estimated closing statement and any other information the Landlord reasonably requests and within thirty (30) days thereafter Tenant and Landlord shall each choose a MAI appraiser with at least ten (10) years experience appraising commercial property in the St. Louis Metropolitan Area. Within thirty (30) days after said thirty (30) day period, each such appraiser shall deliver to both parties a written opinion as to the fair market value of the subject property. In the event the two appraisals are within five percent (5%) of one another, the average of the two appraisals shall be deemed the fair market value of the subject property. In the event the two appraisals are not within five percent (5%), such appraisers shall, as expeditiously as possible, jointly choose a third appraiser. Within twenty (20) days after its appointment, the third appraiser shall deliver to both parties a written opinion as to the fair market value of the subject property and the fair market value of the subject property shall be the average of the two closest appraisals, or the middle valuation if it is equidistant from the high and low appraisals. Each party hereto shall bear all of the cost of its own appointed appraiser and 50% of the cost of the third appointed appraiser, if needed. Tenant shall have the right to close on the transfer of the subject property prior to the completion of such appraisal process, provided that (x) Tenant notifies Landlord of such closing at least ten (10) days in advance, and (y) Tenant escrows with a title company or other entity reasonably acceptable to Landlord, the consideration paid to Tenant for the transfer of the subject property, and such title company or other entity holds such consideration in escrow until the appraisal process is completed and pursuant to an escrow agreement approved by Tenant and Landlord, such approval not to be unreasonably withheld, conditioned or delayed.

                      (ix)    The provisions of this section 15.6(d) shall
                                                     ---------------
survive the termination or expiration of this Lease.

                      (x)     Notwithstanding the foregoing provisions of this
section 15.6(d), Tenant's payment obligations under this section 15.6(d)
---------------                                          ---------------
shall not apply to (and the term "Subsequent Sale" shall not include): (x)
any transfer of any interest in the subject property by Tenant, or any leasing of the subject property by Tenant, to an entity that is an Affiliate of Tenant at the time of such transfer or leasing, unless the primary purpose of Tenant entering into such lease was to avoid the payment obligations under this section 15.6(d), or (y) any transfer of any interest
                       ---------------
in the subject property by Tenant (by operation of law or otherwise), or any leasing of the subject property by Tenant, in connection with (aa) a merger involving Tenant, (bb) a sale of a majority of the stock of Tenant, (cc) a sale of all or substantially all of the assets of Tenant, or (dd) any transaction that results in a Change of Control of Tenant; provided that avoiding the payment obligations under this section 15.6(d) was not the
                                            ---------------
primary purpose of undertaking such merger, sale of stock, sale of assets, or other transaction. Any transferee or tenant covered by this part (x)
shall hold its interest in the subject property subject to the foregoing provisions of this section 15.6(d), but shall also have the benefit of the
                   ---------------
exceptions under this part (x). In the event of any dispute between Landlord and Tenant as to whether the primary purpose of any transfer, transaction or other event set forth above was to avoid the payment of an obligation under this section 15.6(d), such dispute shall be resolved by arbitration in
     ---------------
accordance with the provisions hereof and in rendering such decision the arbitrator shall consider and weigh the relative worth and benefit of the avoidance of the obligation in this section 15.6(d) as compared to the other
                                    ---------------
benefits to Tenant of the transaction, transfer or event in question. Such arbitrator shall also consider all other facts and circumstances involved in such transfer, transaction or event.

                  (e) Any purchase of all or any part of the Property pursuant to a right created in this section 15.6 shall be closed under the
                                    ------------
following terms, conditions and closing practices:

                      (i) The following prorations and adjustments shall be made to the purchase price at closing:

                                   (A) All Property Taxes imposed on the
subject property for the year in which closing occurs or any prior year not then due or payable (and not otherwise paid by Tenant hereunder) shall be prorated and adjusted to the date of closing ("Closing Date"), based on the latest information available with respect to Property Taxes and in accordance with customary practice in St. Louis County, Missouri. All special taxes or assessments which will become delinquent if not paid on or before the Closing Date shall be paid by Landlord on or before the Closing Date. All prorations will be on the basis of a 365 day year with the Closing Date being charged to Landlord.

                                   (B) Rents, security deposits, subdivision
assessments, common area charges, fees and charges for utilities, if any, and any other like expenses, if any, shall be prorated to the Closing Date and the amount thereof shall be added to or deducted from the purchase price as the case may be. All such expenses shall be prorated and adjusted on the basis of thirty (30) days to the month with the Closing Date charged to Landlord, provided, however, with respect to those fees and charges which may be read or computed by the party rendering services so that such fee or charge may be billed directly to the Landlord with respect to any charges incurred up to closing and to Tenant with respect to any charges incurred after the Closing Date, then either party hereto may cause such fee or charge to be read and billed directly to the appropriate party and such charge shall not be subject to the proration under this Lease. Notwithstanding the foregoing, Tenant shall not receive a credit for any amount which Tenant is otherwise obligated to pay under this Lease, unless and to the extent Landlord has been paid such amounts (or estimates thereof) as additional rent under this Lease.

                                   (C) If there are any monetary liens
(including mechanics liens) affecting title to the subject property that cause the title to the subject property to be not marketable in fact other than liens created pursuant to section 15.6(d) hereof, and such monetary liens
                          ---------------
were created by the actions or negligent omissions of Landlord or any tenant (other than Tenant), licensee, invitee or agent of Landlord, and can be eliminated upon the payment of a sum certain, then Landlord shall be obligated to pay off, or cause a title company to pay off, such liens or encumbrances no later than the Closing Date.

                                   (D) Landlord shall be responsible to pay
for all expenses in connection with the curing of any objections to title which Landlord elects or is obligated to cure, recording costs to release any deeds of trust, Landlord's attorneys' fees, and such other expenses provided to be paid by Landlord herein. Tenant shall be responsible to pay for its title insurance commitment and title insurance policy, the recording fee for the deed, Tenant's attorneys' fees, and such other expenses provided to be paid by Tenant herein. Tenant and Landlord shall each pay one-half (1/2) of any closing fees and escrow fee charged by the title company.

                          (ii)     At closing, Landlord shall deliver
possession of the subject property to Tenant subject to the following, except as expressly prohibited by this Lease: all leases, subleases, tenants, tenancies, occupancies or rights of possession of any person, organization or entity, all matters of record, current taxes, all laws and any document to be executed at closing, including without limitation, any lease, reciprocal easement agreement and any other agreement provided for herein. Landlord shall within 30 days after Tenant has exercised its purchase option , deliver copies of all leases, subleases, and other occupancy agreements affecting the subject property to Tenant (collectively, the "Subject
Property Leases"). If, upon reviewing the Subject Property Leases, Tenant determines, in good faith, that any of the Subject Property Leases materially and adversely affects Tenant's prospective use of the subject property or finds that such leases cause the title to the subject property to be unmarketable, Tenant may terminate the exercise of its option upon written notice to Landlord, provided that such notice is delivered within thirty (30) days following the date all of the Subject Property Leases are delivered to Tenant. Notwithstanding the foregoing, if any of the Subject Property Leases are prohibited under this Lease, Tenant's remedies against Landlord as a result of the existence of such prohibited Subject Property Lease(s), shall not be limited to the foregoing right of termination, and Tenant shall be entitled to bring an action against Landlord pursuant to section 15.11 or 15.16 hereof, whichever is applicable, or to recover
-------------    -----
damages against Landlord as a result of such prohibited Subject Property Leases(s); and or seek any other remedy permitted under section 15.11 or
                                                        -------------
section 15.16 hereof.
-------------

                          (iii)    (A) At closing, Landlord shall deliver or
cause to be delivered to Tenant, the following items, all of which shall be duly executed and acknowledged in recordable form, where appropriate: (i) the approved lease between Tenant and Landlord, if required hereunder; (ii) the approved reciprocal easement agreement, if required hereunder; (iii) the agreement provided for in section 15.6(d) hereof; (iv) an affidavit
                          ---------------
customarily used by the Title Company and reasonably acceptable to Landlord to permit Tenant to obtain the ALTA (Form B) policy of title insurance without, to the extent reasonably practical, standard or general pre-printed title exceptions and an affidavit of Landlord setting forth Landlord's United States taxpayer identification number and certifying that Landlord is not a foreign person as that term is used and defined in Section 1445 of the United States Internal Revenue Code; (v) a special warranty deed conveying the subject property to Tenant subject to all matters of record except those expressly prohibited hereunder, current taxes, all laws, rights of occupants in possession (except as expressly prohibited in this Lease) and all documents to be executed at closing; (vi) a corporate certificate of good standing of Landlord, and such other instruments appropriate to approve this sale and authorize the signatories of Landlord hereto to execute and deliver all documents reasonably required to implement and effectuate the closing hereunder; (vii) an assignment and assumption of any tenant lease or other occupancy agreement encumbering the subject property with cross indemnities for obligations accruing before and after Closing Date; and (viii) any other documents reasonably required by the title company to be delivered by Landlord or necessary to implement and effectuate the closing hereunder.

                                   (B) At closing, Tenant shall deliver or
cause to be delivered to Landlord, the following items, all of which shall be duly executed and acknowledged in recordable form, where appropriate: (i)
the purchase price to Landlord by cashier's check or by federal wire transfer (subject to adjustment and proration as hereinbefore provided);
(ii) the approved lease between Tenant and Landlord, if required hereunder;
(iii) the approved reciprocal easement agreement, if required hereunder;
(iv) a certificate of good standing and resolutions of the board of directors of Tenant evidencing Tenant's authority to close; (v) the agreement provided for in section 15.6(d) hereof; (vi) an assignment and
                          ---------------
assumption of any tenant lease encumbering the subject property with cross indemnities for obligations accruing before and after the Closing Date; and
(vii) any other documents reasonably required by the title company to be delivered by Tenant or necessary to implement and effectuate the closing hereunder.

                          (iv)     The closing on the purchase of the subject
property shall take place in escrow at a title company to be determined by Landlord and approved by Tenant ("Title Company").

                          (v)      In the event of material  casualty  loss or
damage to the subject property Tenant may, at Tenant's option, rescind the exercise of the purchase right if Tenant has exercised a purchase right, in which event Tenant shall be under no obligation to purchase the subject property, or close and receive an assignment and/or payment of the insurance proceeds allocated to the subject property. Landlord shall reasonably cooperate with Tenant with respect to determining an allocation of insurance proceeds to the subject property if Tenant wishes to close rather than rescind the election to purchase and any claim by Tenant that Landlord is not being reasonable shall be resolved pursuant to section 15.11 hereof,
                                                   -------------
whichever is applicable.

                          (vi)     In the event that at any time prior to the
closing, any notice of or proceeding shall be commenced or consummated for the taking of all or any part of the subject property pursuant to the power of eminent domain or otherwise, Landlord shall promptly give written notice thereof to Tenant, in which event, Tenant, if Tenant has exercised a purchase right, may rescind the exercise of the purchase right, in which event Tenant shall be under no obligation to purchase the subject property. If Tenant does not so rescind the purchase right and the parties can agree as to an allocation of any condemnation award to be allocated to the portion of the subject property taken, then Landlord shall at closing assign such allocated portion of the award to Tenant, and Landlord shall convey all or such portion of the subject property, if any, at closing as shall be left after such taking in accordance with the terms of this Lease. Landlord shall reasonably determine an allocation of the condemnation award to the subject property if Tenant wishes to close rather than rescind the election to purchase and any claim by Tenant that Landlord is not being reasonable shall be resolved pursuant to section 15.11 hereof or 15.16 hereof, whichever is
                        -------------           -----
applicable.

                          (vii)    It shall be a condition of Tenant's
obligations to close hereunder that title to the subject property is marketable in fact. If at any time prior to closing, title to the subject property is not marketable in fact, Tenant shall have the right to (i) rescind the exercise of Tenant's purchase option with respect to the subject property, or (ii) postpone the closing until Landlord corrects the defects causing title to not be marketable in fact, but only if such defects exist as a result of a breach by Landlord of its obligations under this Lease. Unless a title defect causing title to not be marketable in fact exists as a result of a breach by Landlord or its obligations under this Lease, Tenant's sole remedy shall be the foregoing termination right. If a title defect causing title to not be marketable in fact exist as result of a breach by Landlord of its obligations under this Lease, then Tenant's foregoing termination right shall be in addition to any other rights Tenant may have arising out of such breach.

                      (f) During such time as Tenant has a right to purchase the Property or any portion thereof, Landlord shall not with respect to that portion of the Property which Tenant has the right to purchase at that time
(i) voluntarily impose any easements or restrictions on the applicable portion of the Property, or (ii) otherwise voluntarily encumber the Property or the applicable portion thereof, if the effect of such easements, restrictions or encumbrances is to (aa) prevent Tenant from being able to develop and use the applicable portion of the Property for office and research purposes upon Tenant's purchase thereof, or (bb) otherwise render title to the applicable portion of the Property to be not marketable in fact.

                  15.7 Entire Agreement. There are no oral agreements
                       ----------------
between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements, and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Property. There are no commitments, representations or assurances between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any commitments, representations or assurances is solely upon commitments, representations and assurances expressly set forth in this Lease. This Lease may not, except as specifically set forth herein, be amended or modified in any respect whatsoever except by an agreement in writing signed by Landlord and Tenant.

                  15.8 Quiet Enjoyment. Provided Tenant performs all of its
                       ---------------
obligations under this Lease and subject to the provisions hereof, all laws and all existing matters of record, Tenant shall have quiet possession of the Premises for the term without hindrance or molestation by Landlord or anyone claiming by or through Landlord.

                  15.9 Lease Committee. Landlord and Tenant shall form a
                       ---------------
"Lease Committee" for the purpose of assisting the parties with respect to unanticipated operational issues not adequately dealt with in this Lease, amending this Lease if necessary to deal with those issues and attempting to resolve disputes which may arise with respect to those unanticipated issues. Landlord and Tenant shall cooperate in good faith to cause their respective appointees to the Lease Committee to resolve disputes relating to unanticipated issues. Unless the Lease Committee agrees that a party should not take an action that the other party disputes until the Lease Committee resolves the dispute, neither party shall be prohibited from taking any action related to the enforcement hereof or otherwise related to the Premises and Property during such time as the Lease Committee is attempting to resolve the dispute. Any amendment to this Lease agreed upon the by the Lease Committee shall be written and shall be signed by Landlord and Tenant and shall be effective when so signed. Landlord shall appoint three (3) persons to the Lease Committee and Tenant shall appoint three (3) persons to the Lease Committee. Effective upon the Non-Consolidated Date, defined hereinabove, the Lease Committee shall automatically dissolve and this section 15.9 as well as all references herein to the Lease Committee shall
------------
be of no further force or effect.

                  15.10 Parking. All parking on the Property is unreserved.
                        -------
Tenant and its invitees, permittees and employees shall not use more than the number of allocated parking spaces designated pursuant to the parking ratios set forth on Exhibit E, attached hereto and made a part hereof, at
                    ---------
any given time and Landlord and its invitees, permittees, employees and tenants, other than Tenant, shall not use more than the remaining number of parking spaces on the Property at any given time. The parking ratios in Exhibit E shall be based upon Tenant's Percentage Share of the total parking
---------
spaces on the Property. Exhibit E shall also include a current count of
                        ---------
parking spaces allocated to Tenant based on such ratio. Parking indicated on Exhibit E which is not allocated to Tenant is allocated to Landlord and
---------
other tenants and visitors. Notwithstanding the foregoing, in the event Exhibit E has not been completed at the time this Lease is executed,
---------
Landlord and Tenant agree to use reasonable and good faith efforts to work together to complete an agreed upon Exhibit E, and upon the completion
                                    ---------
thereof, it shall then be incorporated herein as if it has been attached upon the execution hereof. If the parties are unable to agree upon an Exhibit E within six (6) months following execution of this Lease, then the
---------
parties may agree to extend the six (6) month time period to submit the resolution of the completion of Exhibit E to arbitration pursuant to section
                                ---------                            -------
15.11 or 15.16, whichever is applicable. If Tenant is using more than its
-----    -----
allocated number of parking spaces Landlord may obtain an injunction prohibiting such use and may take such other reasonable action (including posting signs and installing gates or other parking control devises) to remedy the situation and Tenant shall reimburse Landlord for such costs. If Landlord is using more than the remaining number of parking spaces on the Property, Tenant may obtain an injunction prohibiting such use and avail itself of any other remedy available hereunder. The parties acknowledge that in applying the parking ratios under Exhibit E, the number of parking spaces
                                     ---------
allocated to Tenant and Landlord will change with charges in the amount of usable building floor area comprising the Premises. If Tenant's parking needs increase materially beyond the number of parking spaces allocated pursuant to Exhibit E and Landlord agrees to construct or provide additional
            ---------
parking for Tenant's use, Tenant shall pay all reasonable costs incurred by Landlord related thereto. If Landlord's parking needs increase materially beyond the number of parking spaces allocated pursuant to Exhibit E,
                                                          ---------
Landlord shall construct or provide additional parking for Landlord's use at Landlord's sole cost and expense.

                  15.11 Dispute Resolution For Original Landlord and Tenant.
                        ---------------------------------------------------
If a dispute between Landlord and Tenant arises at any time when Landlord is still Monsanto Company or an affiliated entity controlled by, controlling or under common control with Monsanto Company (including after any sale/leaseback financing where Landlord may be a prime tenant of the Property rather than the fee owner, but remains the Landlord hereunder) and Tenant is still Pharmacia Corporation or an affiliated entity controlled by, controlling or under common control with Pharmacia Corporation then the following process for dispute resolution shall apply:

               ORIGINAL PARTIES ARBITRATION/DISPUTE RESOLUTION

                  (a) STEP PROCESS. Any controversy or claim arising out of or relating to this Lease, or the breach thereof (a "Dispute"), while Tenant is still Pharmacia Corporation or an affiliated entity controlled by, controlling or under common control with Pharmacia Corporation and Landlord is still Monsanto Company, or an affiliated entity controlled by, controlling or under common control with Monsanto Company, shall be resolved by a series of three events in the following sequence: negotiation between senior executives, mediation and then binding arbitration. Each party agrees that the procedures set forth in this section 15.11 shall be the exclusive
                                      -------------
means for resolution of any Dispute. The initiation of mediation or arbitration hereunder will toll the applicable statute of limitations for the duration of any such proceedings.

                  (b) NEGOTIATION. The parties will first attempt to resolve any Dispute by direct discussions and negotiation, including if either party so elects, negotiation among senior executives of Pharmacia and Monsanto. Any party asked to participate in such negotiations will use reasonable efforts to make a designated senior executive available promptly to participate in negotiations, with authority to resolve the matter. The designated senior executives shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such a solution within a period of 30 days after a notice calling for negotiation among senior executives is given, then, upon notice by either party to the other, any Dispute shall be referred to mediation administered by the American Arbitration Association in accordance with its Commercial Mediation Rules.

                  (c) MEDIATION. If a Dispute cannot be settled through negotiation as provided in section 15.11(b), the parties agree to attempt to
                           ----------------
settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association under its Commercial Mediation Rules, before resorting to arbitration. If the Dispute is not resolved within 60 days after initiation of mediation, either party may demand arbitration by the American Arbitration Association administered under its Commercial Arbitration Rules (the "Rules").

                  (d) ARBITRATION. Any otherwise unresolved Dispute shall be resolved by final and binding arbitration administered by the American Arbitration Association in accordance with its Rules and Title 9 of the U.S. Code. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The number of arbitrators shall be one if the claims in such Dispute aggregate less than $1 million, and three if the claims in such Dispute aggregate $1 million or more. If three arbitrators are to be chosen, one shall be appointed by each of the parties and the third shall be selected by mutual agreement, if possible, within 30 days of selection of the second arbitrator and thereafter pursuant to the Rules. The place of arbitration shall be New York, N.Y. Notwithstanding any provision hereof or in the Rules to the contrary, the arbitrator(s) shall have full authority to implement the provisions of this Lease (including without limitation, as necessary for sections 15.6, 15.15 and 12.2 hereof)
                                     -----------------------------
and to fashion appropriate remedies for breaches of this Lease (including permanent injunctive relief).

                  (e) INJUNCTIVE RELIEF. Either party may make an application to the arbitrator(s) seeking injunctive or other provisional relief to maintain the status quo until such time as the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this section 15.11, apply to any court
                                      -------------
having jurisdiction for any interim or provisional relief (including without limitation injunctive relief) that is necessary to maintain the parties' relative positions until such time as the arbitration award is rendered or the controversy is otherwise resolved.

                  (f) REMEDIES. The arbitrator(s) shall have no authority or power to limit, expand, alter, amend, modify, revoke or suspend any condition or provision of this Lease, nor any right or power to award punitive or treble damages.

          (g) EXPENSES. Except as set forth in section 15.3 of this
                                               ------------
Lease, the parties shall bear their own expenses and attorneys' fees in pursuit and resolution of any Dispute. The parties shall share equally the costs and expenses (including the fees of any neutral mediator or arbitrator) of any mediation or arbitration hereunder.

          (h) LAW GOVERNING ARBITRATION PROCEDURES. The interpretation of the provisions of this section 15.11, only insofar as they relate to the
                   -------------
agreement to arbitrate and any procedures pursuant thereto, shall be governed by Title 9 of the U.S. Code and the Rules and other applicable federal law. In all other respects, the interpretation of this Lease shall be governed as set forth in section 15.1.
                            ------------

                  15.12 Savings Clause. Any interest in real property which
                        --------------
may vest at any time in the future as a result of this Lease shall vest, if at all, within twenty-one years of the death of the last to survive of the now living descendants of George H. Bush, the 41st (former) president of the United States of America.

                  15.13  Time is of the Essence.  Time is of the essence for
                         ----------------------
all purposes hereunder.

                  15.14 Recording. Neither party shall record this Lease.
                        ---------
Upon the request of either party the other shall execute a memorandum of this Lease for recording in a form which is reasonably satisfactory to the party not making the request.

                  15.15 Original Tenant Rights. Until such time as (i)
                        ----------------------
Tenant assigns this lease to any person, organization or entity that is not an Affiliate of Tenant or (ii) more than thirty-three percent (33%) of the usable square footage of floor area comprising the Premises in the aggregate is sublet to a person(s), organization(s) or entity(ies) that is not an Affiliate of Tenant, the following provisions shall apply:

                  (a) Any Event of Default of Tenant hereunder which Tenant disputed in good faith shall not cause Tenant to be unable to exercise (i) extension rights under section 2.2, (ii) purchase rights under section 15.6
                       -----------                             ------------
or (iii) early termination rights under section 2.3 or cause exercised
                                        -----------
rights to be void until such dispute has been resolved pursuant to section 15.11 or 15.16, whichever is applicable, but this section 15.15(a)
----------------------                                    ----------------
shall not forgive such Event of Default or prevent Landlord from availing itself of any other rights or remedies available hereunder, at law or in equity.

                  (b) Any Event of Default of Tenant hereunder which Tenant disputed in good faith shall not allow Landlord to terminate this Lease or Tenant's right to possession until such dispute has been resolved pursuant to section 15.11 or 15.16, whichever is applicable, but this section 15.15(b)
   -------------    -----                                    ----------------
shall not forgive such Event of Default or prevent Landlord from availing itself of any other rights or remedies available hereunder, at law or in equity.

                  (c) Tenant shall not be deemed to have disputed any Event of Default in good faith unless (i) Tenant delivered written notice to Landlord, within the applicable cure period provided in section 10.1 hereof
                                                        ------------
for such Event of Default, that Tenant disputed Landlord's assertion that it was in default or Tenant delivered written notice to Landlord disputing Landlord's assertion that Tenant failed to timely cure a default of which Landlord had previously notified Tenant, and provided a reasonably detailed explanation of the reason Tenant believed it was not in default, or that it failed to timely cure a default, along with supporting documentation, if any, (ii) Tenant has not, within the previous twelve (12) month period utilized this section 15.15 for purposes of avoiding forfeiture of rights or
              -------------
termination of this Lease after an Event of Default of Tenant (it being agreed that Tenant may not utilize this section 15.15 more than once in any
                                        -------------
twelve (12) month period), and (iii) the authority resolving such dispute, whether it be the Lease Committee, if prior to the Non-Consolidated Date, or an arbitrator, makes an affirmative written determination that Tenant disputed such Event of Default in good faith based upon Tenant's reasonable belief that an Event of Default had not occurred (the parties agree that they will instruct the authority to make a finding as to whether Tenant disputed such Event of Default in bad faith or good faith based on whether Tenant reasonably believed an Event of Default had not occurred). If Tenant does not satisfy the test for disputing an Event of Default in good faith then this section 15.15 shall not apply with respect to such Event of
          -------------

Default. If Tenant does satisfy the test for disputing an Event of Default in good faith then after the finding by the Lease Committee or arbitrator, as applicable, of good faith Tenant shall have an additional time period from the date of such finding to cure such Event of Default prior to the events otherwise avoided under section 15.15(a) and (b) above, such time
                               ------------------------
period to be five (5)
days for monetary defaults and thirty (30) days (or such longer period of time as is reasonably necessary to cure such Event of Default provided Tenant is acting diligently in curing such Event of Default) for non-monetary defaults.

                  (d) At such time as (i) Tenant assigns this Lease (including without limitation, assignment by operation of law) to any person, organization or entity that is not an Affiliate of Tenant, or (ii) thirty-three percent (33%) or more of the usable square footage comprising the floor area of the Premises, in the aggregate, is sublet to a person(s), organization(s) or entity(ies) that is not an Affiliate of Tenant then this section 15.15 shall be void and of no further force or effect.
-------------
Notwithstanding any provision of this section 15.15 to the contrary, a
                                      -------------
merger by Tenant shall not terminate any rights of Tenant under this section 15.15.
-------------

                  15.16 Dispute Resolution For Successor Landlord or Tenant.
                        ---------------------------------------------------
If a dispute between Landlord and Tenant arises at any time after Landlord is no longer Monsanto Company or an affiliated entity controlled by, controlling or under common control with Monsanto Company or Tenant is no longer Pharmacia Corporation or an affiliated entity controlled by, controlling or under common control with Pharmacia Corporation then the following process for dispute resolution shall apply:

              SUCCESSOR PARTIES ARBITRATION/DISPUTE RESOLUTION

                           AGREEMENT TO ARBITRATE.

                  The following procedures for discussion, negotiation and arbitration shall apply to all disputes, controversies or claims (whether sounding in contract, tort or otherwise) that may arise out of or relate to, or arise under or in connection with this Lease, or the transactions contemplated hereby or thereby (including all actions taken in furtherance of the transactions contemplated hereby or thereby on or prior to the date hereof), or the commercial or economic relationship of the parties as it relates to this Lease at any time when Landlord is no longer Monsanto Company or an affiliated entity controlled by, controlling or under common control with Monsanto Company or Tenant is no longer Pharmacia Corporation or an affiliated entity controlled by, controlling or under common control with Pharmacia Corporation. Each party agrees that the procedures set forth herein shall be the sole and exclusive remedy in connection with any dispute, controversy or claim relating to any of the foregoing matters and irrevocably waives any right to commence any Action in or before any Governmental Authority, except to the extent provided under the Arbitration Act in the case of judicial review of arbitration results or awards.

                  (a) STEP PROCESS. Any Dispute while Tenant is no longer Pharmacia Corporation or an affiliated entity controlled by, controlling or under common control with Pharmacia Corporation or Landlord is no longer Monsanto Company or an affiliated entity controlled by, controlling or under common control with Monsanto Company, shall be resolved by binding arbitration. Each party agrees that the procedures set forth in this section 15.16 shall be the exclusive means for resolution of any Dispute. The
-------------
initiation of arbitration hereunder will toll the applicable statute of limitations for the duration of any such proceedings.

                  (b) ARBITRATION. Any otherwise unresolved Dispute shall be resolved by final and binding arbitration administered by the American Arbitration Association in accordance with its Rules and Title 9 of the U.S. Code. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The number of arbitrators shall be one if the claims in such Dispute aggregate less than $1 million, and three if the claims in such Dispute aggregate $1 million or more. If three arbitrators are to be chosen, one shall be appointed by each of the parties and the third shall be selected by mutual agreement, if possible, within 30 days of selection of the second arbitrator and thereafter pursuant to the Rules. The place of arbitration shall be New York, N.Y. Notwithstanding any provision hereof or in the Rules to the contrary, the arbitrator(s) shall have full authority to implement the provisions of this Lease (including without limitation, as necessary for sections 15.6, 15.15 and 12.2 hereof)
                                     -----------------------------
and to fashion appropriate remedies for breaches of this Lease (including permanent injunctive relief).

                  (c) INJUNCTIVE RELIEF. Either party may make an application to the arbitrator(s) seeking injunctive or other provisional relief to maintain the status quo until such time as the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this section 15.16, apply to any court
                                      -------------
having jurisdiction for any interim or provisional relief (including without limitation injunctive relief) that is necessary to maintain the parties' relative positions until such time as the arbitration award is rendered or the controversy is otherwise resolved.

                  (d) REMEDIES. The arbitrator(s) shall have no authority or power to limit, expand, alter, amend, modify, revoke or suspend any condition or provision of this Lease, nor any right or power to award punitive or treble damages.

                  (e) EXPENSES. Except as set forth in section 15.3 of this
                                                       ------------
Lease, the parties shall bear their own expenses and attorneys' fees in pursuit and resolution of any Dispute. The parties shall share equally the costs and expenses (including the fees of any neutral mediator or arbitrator) of any mediation or arbitration hereunder.

                  (f) LAW GOVERNING ARBITRATION PROCEDURES. The
interpretation of the provisions of this section 15.16, only insofar as they
                                         -------------
relate to the agreement to arbitrate and any procedures pursuant thereto, shall be governed by Title 9 of the U.S. Code and the Rules and other applicable federal law. In all other respects, the interpretation of this Lease shall be governed as set forth in section 15.1.
                                        ------------

                  15.17    Counterpart Signatures. This Lease may be executed
                           ----------------------
in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date specified above.

                      THIS CONTRACT CONTAINS A BINDING
        ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Landlord:                                 Tenant:

MONSANTO COMPANY                          PHARMACIA CORPORATION

By:                                       By:
   ---------------------------------         ---------------------------------
Name:                                     Name:
     -------------------------------           -------------------------------
Title:                                    Title:
      ------------------------------            ------------------------------

                                 EXHIBIT A-1
                                 -----------

                       PLAN(S) OUTLINING THE PREMISES
                       ------------------------------

                                 EXHIBIT A-2
                                 -----------

                        SITE PLAN OUTLINING PROPERTY
                        ----------------------------

                                  EXHIBIT B
                                  ---------

                               MIGRATION PLAN
                               --------------

                                  EXHIBIT C
                                  ---------

                     EXAMPLE OF COMPUTATION OF BASE RENT
                     -----------------------------------


                         [CREVE COEUR CAMPUS LEASE]


         This exhibits details the computation of Base Rent on January 1, 2002 pursuant to Section 3.1(a) of the Lease, assuming Tenant's Percentage Share on January 1, 2002 is the same as it was on the Commencement Date (i.e., 17.00%).

         BASE RENT = the product of the BASE RENT FACTOR times the TENANT'S
                  PERCENTAGE SHARE

         BASE RENT FACTOR = the product of the Landlord's Net Book value on September 1, 2000 times 9.25% Note: 9.25% represents the 30 Year US Treasury Bond rate on September 1, 2000 (6.25%) plus 3.00%

         Base Rent calculation for Tenant (Pharmacia Corporation) at Creve Coeur (CC):

         CC net book value on September 1, 2000 = $104,285,465.00

         CC Base Rent Factor = $104,285,465.00 x 9.25% = $9,646,405.00

         CC Base Rent = $9,646,405.00 x 17.00% = $1,639,889.00 annually or
$136,657.00 monthly

                                  EXHIBIT D
                                  ---------

                              EXPANSION AREA(S)
                              -----------------

                                  EXHIBIT E
                                  ---------

                                   PARKING
                                   -------